UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22442
                                                    -----------

                    First Trust High Income Long/Short Fund
          -----------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
          -----------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
          -----------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: October 31
                                              ------------

                   Date of reporting period: October 31, 2017
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                                                     FIRST TRUST
                                               HIGH INCOME LONG/SHORT FUND (FSD)
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                                                                   ANNUAL REPORT
                                                              FOR THE YEAR ENDED
                                                                OCTOBER 31, 2017

                                                                     FIRST TRUST

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TABLE OF CONTENTS
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                 First Trust High Income Long/Short Fund (FSD)
                                 Annual Report
                                October 31, 2017

Shareholder Letter...........................................................  1
At a Glance..................................................................  2
Portfolio Commentary.........................................................  3
Portfolio of Investments.....................................................  6
Statement of Assets and Liabilities.......................................... 18
Statement of Operations...................................................... 19
Statements of Changes in Net Assets.......................................... 20
Statement of Cash Flows...................................................... 21
Financial Highlights......................................................... 22
Notes to Financial Statements................................................ 23
Report of Independent Registered Public Accounting Firm...................... 31
Additional Information....................................................... 32
Board of Trustees and Officers............................................... 37
Privacy Policy............................................................... 39

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or MacKay Shields LLC ("MacKay" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust High Income Long/Short Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of a relevant market benchmark.

It is important to keep in mind that the opinions expressed by personnel of MacKay are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

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SHAREHOLDER LETTER
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                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2017


Dear Shareholders:

Thank you for your investment in First Trust High Income Long/Short Fund.

First Trust is pleased to provide you with the annual report which contains detailed information about your investment for the 12 months ended October 31, 2017, including a market overview and a performance analysis for the period. We encourage you to read this report carefully and discuss it with your financial advisor.

The U.S. bull market continued through the November 2016 election and the first nine months of the Trump presidency. During that period, November 8, 2016 (Election Day 2016) through October 31, 2017, the S&P 500(R) Index (the "Index") posted a total return of 22.73%, according to Bloomberg. Ten of the eleven Index sectors were up on a total return basis as well. Since the beginning of 2017 through October 31, 2017, the Index has closed its trading sessions at all-time highs on 50 occasions. Finally, as of October 31, 2017, the Index has spent the entire year in positive territory. This has only happened in 10 different years over the past seven decades.

The current bull market, as measured from March 9, 2009 through October 31, 2017 is the second longest in history. While we are optimistic about the U.S. economy, we are aware that no one can know how markets will perform in different economic environments. We are also upbeat about the potential for world economic growth turning higher. While no one can predict the future, the International Monetary Fund sees world real gross domestic product rising by an estimated 0.5 percentage points from the 3.2% posted in 2016 to the 3.7% it is projecting for 2018.

We believe that one should invest for the long term and be prepared for market volatility by keeping current on your portfolio and investing goals by speaking regularly with your investment professional. It is also important to keep in mind that past performance can never guarantee future results.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on bringing the types of investments that we believe can help you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust High Income Long/Short Fund (FSD)
"AT A GLANCE"
October 31, 2017 (Unaudited)

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FUND STATISTICS
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Symbol on NYSE                                                             FSD
Common Share Price                                                      $16.91
Common Share Net Asset Value ("NAV")                                    $18.23
Premium (Discount) to NAV                                                (7.24)%
Net Assets Applicable to Common Shares                            $546,047,096
Current Monthly Distribution per Common Share (1)                      $0.1272
Current Annualized Distribution per Common Share                       $1.5264
Current Distribution Rate on Common Share Price (2)                       9.03%
Current Distribution Rate on NAV (2)                                      8.37%

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                COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
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            Common Share Price              NAV
 10/16            15.52                    17.71
                  15.12                    17.45
                  15.02                    17.45
                  15.47                    17.37
 11/16            15.59                    17.48
                  15.44                    17.42
                  15.89                    17.71
                  15.98                    17.69
                  15.92                    17.78
 12/16            16.08                    17.71
                  16.42                    17.92
                  16.46                    17.97
                  16.41                    17.94
 1/17             16.60                    18.06
                  16.64                    18.03
                  16.55                    18.05
                  16.85                    18.08
 2/17             16.90                    18.20
                  16.95                    18.16
                  16.53                    17.86
                  16.60                    17.88
                  16.47                    17.82
 3/17             16.66                    18.03
                  16.75                    17.97
                  16.90                    17.93
                  16.92                    17.99
 4/17             17.30                    18.14
                  17.04                    18.01
                  17.12                    18.10
                  17.12                    18.13
 5/17             17.25                    18.22
                  17.14                    18.16
                  17.15                    18.16
                  17.21                    18.17
                  17.20                    18.11
 6/17             17.24                    18.17
                  17.07                    18.00
                  17.09                    18.09
                  17.15                    18.27
 7/17             17.14                    18.33
                  17.15                    18.21
                  16.85                    18.03
                  16.78                    18.05
 8/17             16.93                    18.14
                  16.87                    18.09
                  16.79                    18.08
                  16.95                    18.13
                  17.01                    18.19
 9/17             17.02                    18.27
                  16.92                    18.17
                  17.06                    18.17
                  17.06                    18.25
                  17.02                    18.23
 10/17            16.91                    18.23

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PERFORMANCE
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                                                                                                 Average Annual Total Return
                                                                                            -------------------------------------
                                                                           1 Year Ended     5 Years Ended     Inception (9/27/10)
                                                                             10/31/17         10/31/17            to 10/31/17
FUND PERFORMANCE (3)
NAV                                                                           11.98%            7.13%                7.51%
Market Value                                                                  18.52%            5.84%                5.69%

INDEX PERFORMANCE
ICE BofAML US High Yield Constrained Index(4)                                  9.14%            6.30%                7.38%
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                                           % OF LONG-TERM
INDUSTRY CLASSIFICATION                    INVESTMENTS (5)
----------------------------------------------------------
Basic Industry                                  13.4%
Telecommunications                               9.2
Healthcare                                       9.1
Energy                                           8.1
Capital Goods                                    7.5
Services                                         6.6
Technology & Electronics                         6.6
Media                                            5.8
Banking                                          5.1
Leisure                                          5.0
Automotive                                       5.0
Consumer Goods                                   4.9
Insurance                                        3.3
Financial Services                               3.0
Retail                                           2.9
Transportation                                   2.4
Commercial Mortgage-Backed Securities            0.7
Utility                                          0.5
Foreign Sovereign                                0.5
Collateralized Mortgage Obligations              0.3
Asset-Backed Securities                          0.1
                                               ------
                                 Total         100.0%
                                               ======

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                                             % OF TOTAL
COUNTRY EXPOSURE                           INVESTMENTS (5)
----------------------------------------------------------
United States                                   79.6%
Luxembourg                                       4.7
Canada                                           4.0
United Kingdom                                   2.4
Netherlands                                      2.1
Ireland                                          1.4
Cayman Islands                                   0.9
France                                           0.8
Finland                                          0.8
Bermuda                                          0.7
Liberia                                          0.6
Jersey                                           0.5
Portugal                                         0.5
Australia                                        0.4
Mexico                                           0.3
Multinational                                    0.3
                                               ------
                                 Total         100.0%
                                               ======

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                                           % OF LONG-TERM
ASSET CLASSIFICATION                       INVESTMENTS (5)
----------------------------------------------------------
Corporate Bonds and Notes                       71.6%
Foreign Corporate Bonds and Notes               18.8
Capital Preferred Securities                     6.8
Senior Floating-Rate Loan Interests              1.2
Mortgage-Backed Securities                       1.0
Foreign Sovereign Bonds and Notes                0.5
Asset-Backed Securities                          0.1
                                               ------
                                 Total         100.0%
                                               ======

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                                              % OF LONG
                                            FIXED-INCOME
CREDIT QUALITY (6)                         INVESTMENTS (5)
----------------------------------------------------------
BBB- and above                                  13.3%
BB                                              52.1
B                                               29.0
CCC+ and below                                   4.8
Not Rated                                        0.8
                                               ------
                                 Total         100.0%
                                               ======

(1) Most recent distribution paid or declared through 10/31/2017. Subject to change in the future. The distribution was increased subsequent to 10/31/2017.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 10/31/2017. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

(4) Effective October 22, 2017, the index name changed from BofA Merrill Lynch US High Yield Constrained Index to ICE BofAML US High Yield Constrained Index.

(5) Percentages are based on the long positions only. Short positions are excluded.

(6) The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc., Fitch Ratings, or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

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PORTFOLIO COMMENTARY
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                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                 ANNUAL REPORT
                          OCTOBER 31, 2017 (UNAUDITED)

                                    ADVISOR

First Trust Advisors L.P. ("First Trust") is the investment advisor to the First Trust High Income Long/Short Fund (the "Fund"). First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

                                  SUB-ADVISOR

MacKay Shields LLC is a registered investment adviser founded in 1938, and is Sub-Advisor to First Trust High Income Long/Short Fund (the "Fund"). The Fund trades under the ticker symbol FSD on the New York Stock Exchange. As of October 31, 2017, MacKay had approximately $97.8 billion in assets under management.

                           PORTFOLIO MANAGEMENT TEAM

DAN ROBERTS, PHD - EXECUTIVE MANAGING DIRECTOR, HEAD OF GLOBAL FIXED INCOME
    DIVISION AND CHIEF INVESTMENT OFFICER
LOUIS N. COHEN, CFA - SENIOR MANAGING DIRECTOR, GLOBAL FIXED INCOME DIVISION MICHAEL KIMBLE, CFA - SENIOR MANAGING DIRECTOR, GLOBAL FIXED INCOME DIVISION

MARKET RECAP

This report covers the Fund for the 12-month period ending October 31, 2017.

For the 12-month period ended October 31, 2017, risk-based assets rallied following the strong performance which began in early 2016. The prolonged rally in credit-sensitive fixed income markets has been driven by a generally sound economic backdrop and optimistic investor outlook. Factors that contributed to the market's robust performance were optimism following the U.S. presidential election, a rebound in oil prices, buoyant job growth in the U.S., and a positive global economic backdrop, including the Organization for Economic Cooperation and Development's ("OECD") announcement that all 45 countries it tracks have shown economic growth in 2017. This is the first instance of simultaneous global growth since 2007. Concurrently, the International Monetary Fund ("IMF") increased its global growth forecast to 3.5% for 2017, up from 3.2% in 2016. Japan, Brazil, Spain, and Italy were among the countries to post improved economic numbers recently, providing some reassurance for investors worried about the future trajectory of Chinese and U.S. growth. As widely anticipated, the Federal Reserve (the "Fed") also raised the Fed funds target rate to 1.25% at their June meeting. Expectations remain high that the Federal Open Market Committee ("FOMC") will embark on tapering before year end and that the European Central Bank ("ECB") will begin to outline its plans for reducing its own quantitative easing ("QE"). Hurricanes, tensions with North Korea, and presidential tweets were not as friendly for risky assets during the last few months, and we observed a brief period of softness in the markets during the summer. For the fiscal year ended October 31, 2017, equities soared, delivering high double-digit returns. The Russell 2000(R) Index, which tracks small-cap U.S. equities, was the best performer during the period, delivering a return of 27.9%. The MSCI EAFE Index, which tracks international equities, followed with a return of 24.0%, while the S&P 500(R) Index, which tracks large-cap U.S. equities, increased by 23.6%. Outside of equities, U.S. high-yield securities delivered respectable results, gaining 9.1% according to the ICE BofAML US High Yield Constrained Index. U.S. Corporates were next in line, returning 3.5% for this period, according to the Bloomberg Barclays US Corporate Index. U.S. Treasuries, as measured by the ICE BofAML 10 Year US Treasury Index, declined by 3.0%.

At the start of the period (November, 2016), U.S. capital markets were highly focused on the U.S. Presidential election and responded favorably to the Trump victory. This marked a watershed moment as the Republican Party gained control of both the executive and legislative branches of government. Sentiment-based economic indicators continue to remain high in the U.S., although progress on the Trump administration's economic, tax, trade, and infrastructure policies has diminished given the confrontational political atmosphere in Washington, D.C. Nevertheless, the U.S. economy continues to expand modestly although auto sales are weakening. The outcome of the Dodd Frank bank exams was released in late June, and all 34 of the largest banks in the U.S. cleared the Fed's stress test. Fed Board of Governor Jerome Powell noted, "this year's results show that, even during a severe recession, our large banks would remain well capitalized."

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PORTFOLIO COMMENTARY (CONTINUED)
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                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                 ANNUAL REPORT
                          OCTOBER 31, 2017 (UNAUDITED)

During the period, the Fed officially laid out plans to reduce its $4.5 trillion balance sheet, announcing in September, an October start date for the plan. The FOMC stated that it "intends to gradually reduce holdings by decreasing the reinvestment of principal payments it receives". U.S. Treasuries and agency debt and mortgage-backed securities holdings will be affected based on a formula and schedule detailed in the Fed's press release. The FOMC added that it would cease the incremental tapering if "a material deterioration of the economic outlook was to warrant a sizeable reduction in the Committee's target for the federal funds rate." Although the FOMC left short-term rates unchanged after its October meeting, we believe the markets continue to attach a high probability of a final 2017 rate increase at the December meeting. On November 2, 2017, President Trump announced Jerome Powell as his nominee to replace Janet Yellen as Fed Chair. If confirmed by the Senate, Powell will be the first Fed Chairperson in four decades to not have a Ph.D. in economics. Mr. Powell is an attorney and past Fed governor with extensive regulatory experience and is considered a policy centrist by many.

Other central banks were in the news as well. Although the ECB announced that it will trim its corporate bond buying program from (euro)60 billion to (euro)30 billion per month commencing in January of 2018, the central bank indicated that it intends to keep its main rate at zero for "an extended period of time, and well past the horizon of net asset purchases."

Global growth continues to improve. The IMF revised its global growth forecasts, and U.S. gross domestic product ("GDP") for the third quarter of 2017 came in at 3.0%, following 3.1% for the second quarter. These data follow a late September rise in European business and consumer sentiment as tracked by the European Commission. Second quarter investment in the Eurozone continued to advance at 3.5% for the entire region, with Germany up 6.2% and Italy up 3.6% according to data released in early October, 2017.

PERFORMANCE ANALYSIS

Overall, U.S. high-yield (HY) securities have performed quite well for the 12-month period ended October 31, 2017. According to JP Morgan, par-weighted HY defaults over the last 12 months ("LTM") have dropped, and the drop is largely due to the rolling off of early 2016 energy company defaults. JP Morgan pegged the HY default rate - including distressed exchanges - down to 1.34% as of October 2017. LTM recoveries of 49.0% topped the 25-year historical average of 41.2% and have been improving throughout 2017. All sectors within the widely watched ICE BofAML US High Yield Constrained Index(1) delivered positive returns; the Transportation (17.0%), Financial Services (11.8%), and Services (10.8%) sectors were the strongest performers.

The Fund outperformed its benchmark, the ICE BofAML US High Yield Constrained Index, on a total gross return(2), share price and net asset value ("NAV") basis for the 12-month period ended October 31, 2017. The Fund returned 18.52%2 and 11.98% on a share price and NAV basis, respectively, compared with the benchmark, which gained 9.14% for the period. The Fund's exposure to insurance hybrid preferred bonds as well as issue selection within the basic industries, specifically the building & construction and steel producers subsectors, were beneficial to performance, whereas the Fund's underweight positioning within the energy sector detracted from relative results.

The Fund maintained short positions in U.S. Treasury bonds during the period, which were used to reduce the portfolio's exposure to interest rate risk, while at the same time purchasing additional high-yield securities to increase the size of the portfolio. The Fund benefited from its additional long exposure to high-yield bonds, offset slightly by the borrowing costs involved, as the high-yield market rallied in the period. Given that the U.S. Treasury curve exhibited a bear flattener during the period, the short U.S. Treasury position added to results.


(1) The ICE BofAML US High Yield Constrained Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market but caps issuer exposure at 2%. Indexes are unmanaged and an investor cannot invest directly in an index.

(2) Total return is based on a combination of reinvested divindends, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not affect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

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PORTFOLIO COMMENTARY (CONTINUED)
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                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                 ANNUAL REPORT
                          OCTOBER 31, 2017 (UNAUDITED)

OUTLOOK

While we believe the markets continue to embrace the 'reflation trade' supported by an expectation of favorable corporate tax reform, we do expect U.S. economic growth to slow over the coming months. Lower corporate tax rates could further extend the current earnings cycle, but headwinds remain as the Fed continues to tighten monetary conditions. We have observed that U.S. economic growth slows substantially 24 to 36 months into a tightening cycle. While we do realize that the pace of tightening has been unusually slow and therefore the lag could be greater, we also recognize that the Fed has had to use every tool at its disposal just to achieve moderate credit growth, which is the fuel of all expansions. Given this relatively slow credit growth, it is not too hard to imagine that credit might be more sensitive to tightening monetary policy than has been the case in the past, in our opinion.

From a technical perspective, we believe there are also many signs that we are in the later stages of an expansion as both high-yield and investment-grade credit premiums have narrowed dramatically over the past year and the S&P 500(R) Index's trailing price-to-earnings ratio is near a record. In our opinion, market participants are indiscriminately chasing returns which is typical of the final stages of a rally. While spreads could continue to tighten further, incremental risk is being rewarded less and less.

This material contains the opinions of the Global Fixed Income team of MacKay Shields LLC but not necessarily those of MacKay Shields LLC. The opinions expressed herein are subject to change without notice. This material is distributed for informational purposes only. Forecasts, estimates, and opinions contained herein should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed. No part of this document may be reproduced in any form, or referred to in any other publication, without express written permission of MacKay Shields LLC. (c) 2016, MacKay Shields LLC.

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2017

   PRINCIPAL                                                                       STATED        STATED
     VALUE                                DESCRIPTION                              COUPON       MATURITY          VALUE
---------------  --------------------------------------------------------------   ---------   ------------   ---------------
CORPORATE BONDS AND NOTES - 88.8%

                 Automotive - 5.0%
$     4,025,000  Dana, Inc. (a)................................................     5.50%       12/15/24     $     4,266,500
        220,000  Ford Motor Co.................................................     8.90%       01/15/32             304,662
      1,400,000  Ford Motor Co. (a)............................................     7.75%       06/15/43           1,845,483
      1,620,000  Ford Motor Co. (a)............................................     9.98%       02/15/47           2,610,576
      4,360,000  Gates Global LLC/Gates Global Co. (a) (b).....................     6.00%       07/15/22           4,507,150
      1,275,000  Goodyear Tire & Rubber (The) Co...............................     5.00%       05/31/26           1,311,656
      3,300,000  Goodyear Tire & Rubber (The) Co...............................     4.88%       03/15/27           3,366,000
      3,857,000  Navistar International Corp...................................     8.25%       11/01/21           3,873,006
      1,970,000  Tenneco, Inc..................................................     5.00%       07/15/26           2,028,509
      3,155,000  ZF North America Capital, Inc. (b)............................     4.75%       04/29/25           3,324,581
                                                                                                             ---------------
                                                                                                                  27,438,123
                                                                                                             ---------------

                 Banking - 1.7%
      6,165,000  Ally Financial, Inc. (a)......................................     8.00%       11/01/31           8,184,038
        612,000  Ally Financial, Inc. (a)......................................     8.00%       11/01/31             810,900
                                                                                                             ---------------
                                                                                                                   8,994,938
                                                                                                             ---------------

                 Basic Industry - 10.5%
        650,000  AK Steel Corp.................................................     7.63%       10/01/21             677,625
      1,000,000  AK Steel Corp.................................................     7.50%       07/15/23           1,086,250
      2,100,000  AK Steel Corp.................................................     6.38%       10/15/25           2,073,750
      1,865,000  Aleris International, Inc.....................................     7.88%       11/01/20           1,870,744
      2,425,000  Beazer Homes USA, Inc.........................................     8.75%       03/15/22           2,700,723
      4,600,000  CalAtlantic Group, Inc. (a)...................................     8.38%       05/15/18           4,761,000
        500,000  CalAtlantic Group, Inc........................................     5.88%       11/15/24             558,438
      1,800,000  Cleveland-Cliffs, Inc. (a) (b)................................     5.75%       03/01/25           1,750,500
        800,000  Cleveland-Cliffs, Inc.........................................     4.88%       04/01/21             774,000
      2,720,000  Core & Main L.P. (b)..........................................     6.13%       08/15/25           2,760,800
        200,000  Freeport-McMoRan, Inc.........................................     4.00%       11/14/21             202,500
      1,000,000  Freeport-McMoRan, Inc.........................................     3.55%       03/01/22             992,500
      3,680,000  Freeport-McMoRan, Inc.........................................     3.88%       03/15/23           3,638,600
        960,000  Freeport-McMoRan, Inc.........................................     4.55%       11/14/24             962,890
      2,979,000  KB Home.......................................................     7.50%       09/15/22           3,463,087
      1,100,000  Koppers, Inc. (a) (b).........................................     6.00%       02/15/25           1,182,500
      3,180,000  Meritage Homes Corp...........................................     6.00%       06/01/25           3,434,400
      1,000,000  Novelis Corp. (b).............................................     6.25%       08/15/24           1,057,500
      2,862,000  Novelis Corp. (b).............................................     5.88%       09/30/26           2,956,789
      2,045,000  Olin Corp.....................................................     5.13%       09/15/27           2,154,919
      1,760,000  PQ Corp. (a) (b)..............................................     6.75%       11/15/22           1,909,600
      4,570,000  PulteGroup, Inc. (a)..........................................     7.88%       06/15/32           5,689,650
      2,025,000  Shea Homes L.P./Shea Homes Funding Corp. (a) (b)..............     6.13%       04/01/25           2,116,125
      4,250,000  Standard Industries, Inc. (b).................................     5.00%       02/15/27           4,439,975
      3,765,000  TRI Pointe Group, Inc./TRI Pointe Homes, Inc..................     5.88%       06/15/24           4,094,437
                                                                                                             ---------------
                                                                                                                  57,309,302
                                                                                                             ---------------

                 Capital Goods - 6.9%
      3,045,000  Ball Corp.....................................................     4.00%       11/15/23           3,140,156
      4,100,000  BWAY Holding Co. (a) (b)......................................     5.50%       04/15/24           4,284,500


Page 6                  See Notes to Financial Statements

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017

   PRINCIPAL                                                                       STATED        STATED
     VALUE                                DESCRIPTION                              COUPON       MATURITY          VALUE
---------------  --------------------------------------------------------------   ---------   ------------   ---------------
CORPORATE BONDS AND NOTES (Continued)

                 Capital Goods (Continued)
$     3,500,000  Crown Americas LLC/Crown Americas Capital Corp. IV............     4.50%       01/15/23     $     3,652,600
      4,645,000  KLX, Inc. (b).................................................     5.88%       12/01/22           4,877,250
      1,350,000  Orbital ATK, Inc..............................................     5.50%       10/01/23           1,443,656
      2,840,000  Owens-Brockway Glass Container, Inc. (a) (b)..................     5.00%       01/15/22           3,013,950
      5,700,000  Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/
                    Reynolds Group Issuer LU (a) (b)...........................     5.13%       07/15/23           5,941,395
      3,725,000  Sealed Air Corp. (b)..........................................     5.50%       09/15/25           4,116,125
      3,770,000  Terex Corp. (b)...............................................     5.63%       02/01/25           4,000,913
      2,925,000  Triumph Group, Inc............................................     4.88%       04/01/21           2,910,375
                                                                                                             ---------------
                                                                                                                  37,380,920
                                                                                                             ---------------

                 Consumer Goods - 5.5%
      4,895,000  B&G Foods, Inc................................................     5.25%       04/01/25           5,011,256
      3,245,000  Cott Holdings, Inc. (b).......................................     5.50%       04/01/25           3,354,519
      1,920,000  First Quality Finance Co., Inc. (b)...........................     5.00%       07/01/25           1,978,925
      3,640,000  Kronos Acquisition Holdings, Inc. (b).........................     9.00%       08/15/23           3,508,050
      1,915,000  Lamb Weston Holdings, Inc. (b)................................     4.63%       11/01/24           2,010,750
      2,000,000  Pilgrim's Pride Corp. (b).....................................     5.75%       03/15/25           2,122,500
      1,765,000  Post Holdings, Inc. (b).......................................     5.50%       03/01/25           1,844,425
      3,610,000  Post Holdings, Inc. (b).......................................     5.00%       08/15/26           3,637,075
      3,910,000  Spectrum Brands, Inc. (a).....................................     5.75%       07/15/25           4,172,674
      2,040,000  US Foods, Inc. (b)............................................     5.88%       06/15/24           2,164,950
                                                                                                             ---------------
                                                                                                                  29,805,124
                                                                                                             ---------------

                 Energy - 7.7%
      5,100,000  AmeriGas Partners L.P./AmeriGas Finance Corp..................     5.88%       08/20/26           5,329,500
      1,875,000  Andeavor Logistics L.P./Tesoro Logistics Finance Corp. (a)....     5.25%       01/15/25           2,022,656
      2,026,000  California Resources Corp. (b)................................     8.00%       12/15/22           1,344,758
      2,060,000  Carrizo Oil & Gas, Inc........................................     6.25%       04/15/23           2,106,350
      3,825,000  Continental Resources, Inc....................................     5.00%       09/15/22           3,882,375
      2,720,000  Crestwood Midstream Partners L.P./Crestwood Midstream
                    Finance Corp...............................................     6.25%       04/01/23           2,842,400
      4,465,000  Denbury Resources, Inc........................................     5.50%       05/01/22           2,824,112
      1,955,000  Hilcorp Energy I L.P./Hilcorp Finance Co. (b).................     5.00%       12/01/24           1,955,000
      1,990,000  Sanchez Energy Corp. (a)......................................     6.13%       01/15/23           1,671,600
      2,020,000  SM Energy Co..................................................     5.63%       06/01/25           1,974,550
      2,110,000  Suburban Propane Partners L.P./Suburban Energy Finance
                    Corp.......................................................     5.75%       03/01/25           2,125,825
      2,280,000  Suburban Propane Partners L.P./Suburban Energy Finance
                    Corp.......................................................     5.88%       03/01/27           2,274,300
      1,300,000  Sunoco L.P./Sunoco Finance Corp. (a)..........................     5.50%       08/01/20           1,337,375
      1,560,000  Sunoco L.P./Sunoco Finance Corp...............................     6.38%       04/01/23           1,665,300
      4,000,000  Targa Resources Partners L.P./Targa Resources Partners
                    Finance Corp. (b)..........................................     5.00%       01/15/28           4,015,000
      1,520,000  Ultra Resources, Inc. (b).....................................     7.13%       04/15/25           1,518,100
      3,135,000  Whiting Petroleum Corp........................................     5.75%       03/15/21           3,166,350
                                                                                                             ---------------
                                                                                                                  42,055,551
                                                                                                             ---------------


                        See Notes to Financial Statements                 Page 7

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017

   PRINCIPAL                                                                       STATED        STATED
     VALUE                                DESCRIPTION                              COUPON       MATURITY          VALUE
---------------  --------------------------------------------------------------   ---------   ------------   ---------------
CORPORATE BONDS AND NOTES (Continued)

                 Financial Services - 3.8%
$     6,855,000  Icahn Enterprises L.P./Icahn Enterprises Finance Corp. (a)....     6.00%       08/01/20     $     7,073,503
      2,885,000  MSCI, Inc. (b)................................................     5.75%       08/15/25           3,130,225
      3,640,000  OneMain Financial Holdings LLC (b)............................     7.25%       12/15/21           3,790,150
      1,395,000  Springleaf Finance Corp.......................................     6.00%       06/01/20           1,468,238
      4,555,000  Springleaf Finance Corp. (a)..................................     7.75%       10/01/21           5,135,762
                                                                                                             ---------------
                                                                                                                  20,597,878
                                                                                                             ---------------

                 Healthcare - 7.8%
      1,265,000  Alere, Inc....................................................     6.50%       06/15/20           1,291,881
      3,345,000  Becton Dickinson and Co. (a)..................................     4.67%       06/06/47           3,520,918
      3,825,000  Catalent Pharma Solutions, Inc. (b)...........................     4.88%       01/15/26           3,891,937
      2,335,000  CHS/Community Health Systems, Inc.............................     6.88%       02/01/22           1,698,713
      2,085,000  CHS/Community Health Systems, Inc.............................     6.25%       03/31/23           2,014,631
      3,400,000  Greatbatch Ltd. (b)...........................................     9.13%       11/01/23           3,689,000
      6,285,000  HCA, Inc. (a).................................................     5.00%       03/15/24           6,638,531
      3,910,000  Hologic, Inc. (a) (b).........................................     5.25%       07/15/22           4,095,725
      2,670,000  inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv
                    Health Clinical, Inc. (b)..................................     7.50%       10/01/24           2,957,025
      3,665,000  MPH Acquisition Holdings LLC (b)..............................     7.13%       06/01/24           3,953,619
      3,000,000  Quintiles IMS, Inc. (b).......................................     5.00%       10/15/26           3,195,000
      2,720,000  Tenet Healthcare Corp.........................................     8.13%       04/01/22           2,743,800
      2,680,000  West Street Merger Sub, Inc. (b)..............................     6.38%       09/01/25           2,730,250
                                                                                                             ---------------
                                                                                                                  42,421,030
                                                                                                             ---------------

                 Leisure - 5.0%
      2,500,000  Boyd Gaming Corp..............................................     6.38%       04/01/26           2,750,000
      2,500,000  Eldorado Resorts, Inc.........................................     6.00%       04/01/25           2,650,000
      3,400,000  ESH Hospitality, Inc. (b).....................................     5.25%       05/01/25           3,523,250
      1,680,000  GLP Capital LP/GLP Financing II, Inc. (a).....................     5.38%       04/15/26           1,822,800
      3,120,000  Live Nation Entertainment, Inc. (b)...........................     4.88%       11/01/24           3,235,970
      4,825,000  MGM Resorts International (a).................................     6.75%       10/01/20           5,319,563
      3,410,000  Scientific Games International, Inc...........................    10.00%       12/01/22           3,784,861
      4,225,000  Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. (a) (b).......     5.50%       03/01/25           4,452,094
                                                                                                             ---------------
                                                                                                                  27,538,538
                                                                                                             ---------------

                 Media - 4.4%
      2,000,000  Clear Channel Worldwide Holdings, Inc., Series B..............     7.63%       03/15/20           2,005,000
      2,841,000  Clear Channel Worldwide Holdings, Inc., Series B..............     6.50%       11/15/22           2,954,640
      1,250,000  CSC Holdings LLC (b)..........................................     6.63%       10/15/25           1,373,125
      2,325,000  CSC Holdings LLC (b)..........................................     5.50%       04/15/27           2,400,562
      5,830,000  Dish DBS Corp.................................................     6.75%       06/01/21           6,136,075
      4,765,000  iHeartCommunications, Inc.....................................     9.00%       03/01/21           3,448,669
      2,115,000  Lamar Media Corp..............................................     5.75%       02/01/26           2,289,488
      3,150,000  Sirius XM Radio, Inc. (b).....................................     5.38%       07/15/26           3,327,187
                                                                                                             ---------------
                                                                                                                  23,934,746
                                                                                                             ---------------


Page 8                  See Notes to Financial Statements

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017

   PRINCIPAL                                                                       STATED        STATED
     VALUE                                DESCRIPTION                              COUPON       MATURITY          VALUE
---------------  --------------------------------------------------------------   ---------   ------------   ---------------
CORPORATE BONDS AND NOTES (Continued)

                 Retail - 3.1%
$     3,270,000  Dollar Tree, Inc..............................................     5.75%       03/01/23     $     3,445,763
      5,445,000  Hanesbrands, Inc. (a) (b).....................................     4.63%       05/15/24           5,621,962
      1,320,000  KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of
                    America LLC (b)............................................     5.00%       06/01/24           1,395,900
      3,300,000  KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of
                    America LLC (b)............................................     5.25%       06/01/26           3,514,995
      2,975,000  Murphy Oil USA, Inc...........................................     6.00%       08/15/23           3,134,906
                                                                                                             ---------------
                                                                                                                  17,113,526
                                                                                                             ---------------

                 Services - 7.4%
      4,000,000  Advanced Disposal Services, Inc. (b)..........................     5.63%       11/15/24           4,170,000
      2,125,000  CoreCivic, Inc. (a)...........................................     5.00%       10/15/22           2,228,594
      1,090,000  GEO (The) Group, Inc. (a).....................................     5.88%       10/15/24           1,144,827
      2,385,000  GEO (The) Group, Inc..........................................     6.00%       04/15/26           2,504,250
        950,000  H&E Equipment Services, Inc. (b)..............................     5.63%       09/01/25           1,005,813
      2,654,000  Herc Rentals, Inc. (b)........................................     7.50%       06/01/22           2,885,694
        958,000  Herc Rentals, Inc. (b)........................................     7.75%       06/01/24           1,056,195
      2,280,000  Iron Mountain, Inc............................................     5.75%       08/15/24           2,348,400
      2,574,000  Iron Mountain, Inc. (b).......................................     4.88%       09/15/27           2,619,843
      4,615,000  KAR Auction Services, Inc. (a) (b)............................     5.13%       06/01/25           4,788,062
      3,055,000  ServiceMaster (The) Co. LLC (a) (b)...........................     5.13%       11/15/24           3,154,287
      3,650,000  Tempo Acquisition LLC/Tempo Acquisition Finance
                    Corp. (b)..................................................     6.75%       06/01/25           3,704,750
      1,400,000  United Rentals North America, Inc. (a)........................     5.50%       07/15/25           1,507,625
      2,900,000  United Rentals North America, Inc. (a)........................     5.88%       09/15/26           3,171,875
      2,250,000  United Rentals North America, Inc.............................     4.88%       01/15/28           2,266,875
      1,975,000  Wrangler Buyer Corp. (b)......................................     6.00%       10/01/25           2,029,313
                                                                                                             ---------------
                                                                                                                  40,586,403
                                                                                                             ---------------

                 Technology & Electronics - 7.0%
      2,595,000  CDK Global, Inc. (b)..........................................     4.88%       06/01/27           2,711,775
        590,000  CDW LLC/CDW Finance Corp......................................     5.50%       12/01/24             656,375
        145,000  CDW LLC/CDW Finance Corp......................................     5.00%       09/01/25             152,794
      3,700,000  CommScope Technologies LLC (a) (b)............................     5.00%       03/15/27           3,612,125
      2,800,000  CommScope, Inc. (b)...........................................     5.00%       06/15/21           2,866,500
      4,166,000  Dell International LLC/EMC Corp. (a) (b)......................     8.35%       07/15/46           5,415,688
      5,783,000  First Data Corp. (a) (b)......................................     7.00%       12/01/23           6,202,383
      2,870,000  Match Group, Inc..............................................     6.38%       06/01/24           3,128,300
      4,015,000  NCR Corp. (a).................................................     6.38%       12/15/23           4,286,254
      3,019,000  PTC, Inc......................................................     6.00%       05/15/24           3,283,012
      3,825,000  Qorvo, Inc. (a)...............................................     7.00%       12/01/25           4,375,991
      1,451,000  Zebra Technologies Corp. (a)..................................     7.25%       10/15/22           1,535,339
                                                                                                             ---------------
                                                                                                                  38,226,536
                                                                                                             ---------------

                 Telecommunications - 9.5%
      4,260,000  CenturyLink, Inc., Series P...................................     7.60%       09/15/39           3,951,150
      2,570,000  CyrusOne L.P./CyrusOne Finance Corp. (b)......................     5.38%       03/15/27           2,753,113
      3,025,000  Equinix, Inc..................................................     5.88%       01/15/26           3,285,906
      2,500,000  Equinix, Inc..................................................     5.38%       05/15/27           2,684,375


                        See Notes to Financial Statements                 Page 9

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017

   PRINCIPAL                                                                       STATED        STATED
     VALUE                                DESCRIPTION                              COUPON       MATURITY          VALUE
---------------  --------------------------------------------------------------   ---------   ------------   ---------------
CORPORATE BONDS AND NOTES (Continued)

                 Telecommunications (Continued)
$       400,000  Frontier Communications Corp..................................     6.25%       09/15/21     $       329,000
      4,750,000  Frontier Communications Corp. (a).............................    11.00%       09/15/25           4,055,312
      1,956,000  Hughes Satellite Systems Corp.................................     5.25%       08/01/26           2,007,501
      3,070,000  Level 3 Financing, Inc........................................     5.38%       01/15/24           3,196,637
      2,900,000  Level 3 Financing, Inc........................................     5.25%       03/15/26           3,004,255
      1,850,000  Qualitytech L.P./QTS Finance Corp. (b)........................     4.75%       11/15/25           1,893,475
      8,825,000  Sprint Capital Corp. (a)......................................     8.75%       03/15/32          10,722,375
        570,000  Sprint Communications, Inc. (a)...............................     9.25%       04/15/22             701,100
      6,295,000  T-Mobile USA, Inc. (a)........................................     6.00%       03/01/23           6,649,094
      2,925,000  T-Mobile USA, Inc.............................................     6.00%       04/15/24           3,137,063
      3,375,000  Zayo Group LLC/Zayo Capital, Inc. (b).........................     5.75%       01/15/27           3,564,844
                                                                                                             ---------------
                                                                                                                  51,935,200
                                                                                                             ---------------

                 Transportation - 2.9%
      2,000,000  American Airlines Group, Inc..................................     6.13%       06/01/18           2,045,000
        752,018  Continental Airlines 2003-ERJ1 Pass Through Trust.............     7.88%       07/02/18             766,871
      1,156,445  Continental Airlines 2005-ERJ1 Pass Through Trust (a).........     9.80%       04/01/21           1,272,089
      5,324,121  US Airways 2000-3C Pass Through Trust.........................     8.39%       03/01/22           5,843,223
      5,775,000  XPO Logistics, Inc. (a) (b)...................................     6.50%       06/15/22           6,080,209
                                                                                                             ---------------
                                                                                                                  16,007,392
                                                                                                             ---------------

                 Utility - 0.6%
      3,420,000  Calpine Corp..................................................     5.75%       01/15/25           3,266,100
                                                                                                             ---------------
                 TOTAL CORPORATE BONDS AND NOTES..........................................................       484,611,307
                 (Cost $462,105,436)                                                                         ---------------


   PRINCIPAL
     VALUE
    (LOCAL                                                                         STATED        STATED           VALUE
   CURRENCY)                              DESCRIPTION                              COUPON       MATURITY     (U.S. DOLLARS)
---------------  --------------------------------------------------------------   ---------   ------------   ---------------
FOREIGN CORPORATE BONDS AND NOTES - 23.3%

                 Automotive - 0.1%
        650,000  Dana Financing Luxembourg Sarl (USD) (b)......................     5.75%       04/15/25             690,625
                                                                                                             ---------------

                 Banking - 0.7%
      1,320,000  Barclays PLC (USD)............................................     4.84%       05/09/28           1,378,554
      2,400,000  Royal Bank of Scotland Group PLC (USD)........................     5.13%       05/28/24           2,571,631
                                                                                                             ---------------
                                                                                                                   3,950,185
                                                                                                             ---------------

                 Basic Industry - 6.1%
        409,000  Anglo American Capital PLC (USD) (b)..........................     4.13%       04/15/21             427,955
      1,401,000  Anglo American Capital PLC (USD) (a) (b)......................     4.88%       05/14/25           1,498,280
      7,052,000  ArcelorMittal (USD) (a).......................................     7.50%       10/15/39           8,841,445
      1,700,000  Cemex SAB de CV (USD) (b).....................................     7.75%       04/16/26           1,929,670
      2,345,000  FMG Resources (August 2006) Pty Ltd. (USD) (b)................     9.75%       03/01/22           2,626,400
      2,825,000  MMC Norilsk Nickel OJSC via MMC Finance DAC
                    (USD) (b)..................................................     6.63%       10/14/22           3,180,622
      1,625,000  SPCM S.A. (USD) (b)...........................................     4.88%       09/15/25           1,673,750
      4,200,000  Stora Enso OYJ (USD) (a) (b)..................................     7.25%       04/15/36           5,218,500


Page 10                 See Notes to Financial Statements

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017

   PRINCIPAL
     VALUE
    (LOCAL                                                                         STATED        STATED           VALUE
   CURRENCY)                              DESCRIPTION                              COUPON       MATURITY     (U.S. DOLLARS)
---------------  --------------------------------------------------------------   ---------   ------------   ---------------
FOREIGN CORPORATE BONDS AND NOTES (Continued)

                 Basic Industry (Continued)
      2,505,000  Teck Resources Ltd. (USD).....................................     6.00%       08/15/40     $     2,789,944
      1,795,000  Teck Resources Ltd. (USD) (a).................................     6.25%       07/15/41           2,059,116
      2,975,000  Trinseo Materials Operating SCA/Trinseo Materials Finance,
                    Inc. (USD) (b).............................................     5.38%       09/01/25           3,138,625
                                                                                                             ---------------
                                                                                                                  33,384,307
                                                                                                             ---------------

                 Capital Goods - 1.9%
      5,100,000  Ardagh Packaging Finance PLC/Ardagh Holdings USA,
                    Inc. (USD) (a) (b).........................................     7.25%       05/15/24           5,622,750
        535,000  Ardagh Packaging Finance PLC/Ardagh Holdings USA,
                    Inc. (USD) (b).............................................     6.00%       02/15/25             569,106
        890,000  Bombardier, Inc. (USD) (b)....................................     6.00%       10/15/22             881,100
      3,288,000  Bombardier, Inc. (USD) (b)....................................     6.13%       01/15/23           3,300,330
                                                                                                             ---------------
                                                                                                                  10,373,286
                                                                                                             ---------------

                 Consumer Goods - 0.6%
      2,925,000  Minerva Luxembourg S.A. (USD) (b).............................     6.50%       09/20/26           3,044,194
                                                                                                             ---------------

                 Energy - 2.4%
      2,350,000  Gazprom OAO Via Gaz Capital S.A. (USD) (b)....................     8.63%       04/28/34           3,179,061
      4,350,000  Petrobras Global Finance B.V. (USD) (a).......................     6.88%       01/20/40           4,447,875
      2,120,000  Petrobras Global Finance B.V. (USD)...........................     7.25%       03/17/44           2,228,650
      3,350,000  Weatherford International Ltd. (USD)..........................     4.50%       04/15/22           3,048,500
                                                                                                             ---------------
                                                                                                                  12,904,086
                                                                                                             ---------------

                 Healthcare - 2.4%
      2,275,000  Endo Dac./Endo Finance LLC/Endo Finco, Inc.
                    (USD) (a) (b)..............................................     6.00%       02/01/25           1,820,000
      3,625,000  Valeant Pharmaceuticals International, Inc. (USD) (a) (b).....     7.50%       07/15/21           3,575,156
      5,319,000  Valeant Pharmaceuticals International, Inc. (USD) (a) (b).....     5.88%       05/15/23           4,507,853
      3,724,000  Valeant Pharmaceuticals International, Inc. (USD) (a) (b).....     6.13%       04/15/25           3,142,125
                                                                                                             ---------------
                                                                                                                  13,045,134
                                                                                                             ---------------

                 Insurance - 0.9%
      1,800,000  Aviva PLC (GBP) (e)...........................................     6.13%       11/14/36           2,846,792
      2,220,000  Oil Insurance Ltd., 3 Mo. LIBOR + 2.98% (USD) (b) (c).........     4.32%            (d)           2,136,750
                                                                                                             ---------------
                                                                                                                   4,983,542
                                                                                                             ---------------

                 Leisure - 1.2%
      3,205,000  Royal Caribbean Cruises Ltd. (USD) (a)........................     7.50%       10/15/27           4,195,783
      2,360,000  Wynn Macau Ltd. (USD) (b).....................................     4.88%       10/01/24           2,404,368
                                                                                                             ---------------
                                                                                                                   6,600,151
                                                                                                             ---------------

                 Media - 2.8%
      6,895,000  Altice Luxembourg S.A. (USD) (b)..............................     7.75%       05/15/22           7,308,700
      3,695,000  UPCB Finance IV Ltd. (USD) (b)................................     5.38%       01/15/25           3,796,613
      2,800,000  Virgin Media Finance PLC (GBP)................................     6.38%       10/15/24           4,039,180
                                                                                                             ---------------
                                                                                                                  15,144,493
                                                                                                             ---------------


                        See Notes to Financial Statements                Page 11

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017

   PRINCIPAL
     VALUE
    (LOCAL                                                                         STATED        STATED           VALUE
   CURRENCY)                              DESCRIPTION                              COUPON       MATURITY     (U.S. DOLLARS)
---------------  --------------------------------------------------------------   ---------   ------------   ---------------
FOREIGN CORPORATE BONDS AND NOTES (Continued)

                 Retail - 0.5%
      2,720,000  1011778 BC ULC/New Red Finance, Inc. (USD) (b)................     4.25%       05/15/24     $     2,746,384
                                                                                                             ---------------

                 Services - 0.7%
      2,040,000  GFL Environmental, Inc. (USD) (b).............................     5.63%       05/01/22           2,126,700
      1,690,000  Ritchie Bros. Auctioneers, Inc. (USD) (a) (b).................     5.38%       01/15/25           1,782,950
                                                                                                             ---------------
                                                                                                                   3,909,650
                                                                                                             ---------------

                 Technology & Electronics - 1.1%
      2,500,000  NXP B.V./NXP Funding LLC (USD) (b)............................     4.63%       06/01/23           2,700,000
      3,060,000  Sensata Technologies UK Financing Co., PLC (USD) (a) (b)......     6.25%       02/15/26           3,366,000
                                                                                                             ---------------
                                                                                                                   6,066,000
                                                                                                             ---------------

                 Telecommunications - 1.9%
      4,280,000  Telecom Italia Capital S.A. (USD) (a).........................     7.72%       06/04/38           5,558,650
      4,850,000  VEON Holdings B.V. (USD) (a) (b)..............................     4.95%       06/16/24           4,974,936
                                                                                                             ---------------
                                                                                                                  10,533,586
                                                                                                             ---------------
                 TOTAL FOREIGN CORPORATE BONDS AND NOTES..................................................       127,375,623
                 (Cost $117,202,239)                                                                         ---------------


      PAR
    AMOUNT
    (LOCAL                                                                         STATED        STATED           VALUE
   CURRENCY)                              DESCRIPTION                               RATE        MATURITY     (U.S. DOLLARS)
---------------  --------------------------------------------------------------   ---------   ------------   ---------------
CAPITAL PREFERRED SECURITIES - 8.4%

                 Automotive - 0.8%
      3,935,000  General Motors Financial Co., Inc., Series A (USD) (e)........     5.75%         (d)              4,121,913
                                                                                                             ---------------

                 Banking - 3.9%
      5,155,000  Bank of America Corp., Series DD (USD) (a) (e)................     6.30%         (d)              5,885,876
      2,475,000  Citigroup, Inc., Series M (USD) (e)...........................     6.30%         (d)              2,693,518
      2,775,000  Dresdner Funding Trust I (USD) (b)............................     8.15%       06/30/31           3,624,877
      4,370,000  Goldman Sachs Group (The), Inc., Series P (USD) (e)...........     5.00%         (d)              4,386,387
      2,400,000  HBOS Capital Funding L.P. (GBP) (e)...........................     6.46%         (d)              3,345,761
      1,450,000  RBS Capital Trust II (USD) (e)................................     6.43%         (d)              1,714,625
                                                                                                             ---------------
                                                                                                                  21,651,044
                                                                                                             ---------------

                 Capital Goods - 0.5%
      3,210,000  Textron Financial Corp., 3 Mo. LIBOR + 1.74% (USD) (b) (c)....     3.05%       02/15/42           2,800,725
                                                                                                             ---------------

                 Insurance - 3.2%
      2,700,000  Chubb (The) Corp., 3 Mo. LIBOR + 2.25% (USD) (c)..............     3.61%       04/15/37           2,693,250
      3,000,000  CNP Assurances (EUR) (e)......................................     5.25%         (d)              3,931,367
      6,950,000  Hartford Financial Services Group (The), Inc., 3 Mo. LIBOR +
                    2.13% (USD) (a) (b) (c)....................................     3.44%       02/12/47           6,689,375
      1,000,000  Lincoln National Corp., 3 Mo. LIBOR + 2.04% (USD) (a) (c).....     3.40%       04/20/67             911,500
      3,500,000  Lincoln National Corp., 3 Mo. LIBOR + 2.36% (USD) (c).........     3.67%       05/17/66           3,303,125
                                                                                                             ---------------
                                                                                                                  17,528,617
                                                                                                             ---------------
                 TOTAL CAPITAL PREFERRED SECURITIES.......................................................        46,102,299
                 (Cost $42,452,049)                                                                          ---------------


Page 12                 See Notes to Financial Statements

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017

   PRINCIPAL                                                                                     STATED
     VALUE                                DESCRIPTION                              RATE (f)   MATURITY (g)        VALUE
---------------  --------------------------------------------------------------   ---------   ------------   ---------------
SENIOR FLOATING-RATE LOAN INTERESTS - 1.5%

                 Automotive - 0.3%
$     1,708,875  Navistar, Inc. Term Loan B, 1 Mo. LIBOR + 4.00%,
                    1.00% Floor................................................     5.24%       08/07/20     $     1,708,875
                                                                                                             ---------------

                 Healthcare - 1.2%
      6,104,925  Ortho-Clinical Term Loan B3, 3 Mo. LIBOR + 4.00%,
                    1.00% Floor................................................     5.08%       06/30/21           6,132,946
                                                                                                             ---------------
                 TOTAL SENIOR FLOATING-RATE LOAN INTERESTS................................................         7,841,821
                 (Cost $7,769,705)                                                                           ---------------


   PRINCIPAL                                                                       STATED        STATED
     VALUE                                DESCRIPTION                              COUPON       MATURITY          VALUE
---------------  --------------------------------------------------------------   ---------   ------------   ---------------
MORTGAGE-BACKED SECURITIES - 1.2%

                 Collateralized Mortgage Obligations - 0.4%
                 Morgan Stanley Mortgage Loan Trust
         93,160     Series 2007-6XS, Class 2A1S, 1 Mo. LIBOR + 0.11% (c).......     1.35%       02/25/47              92,753
                 Specialty Underwriting & Residential Finance Trust
      1,357,502     Series 2006-BC4, Class A2B, 1 Mo. LIBOR + 0.11% (c)........     1.35%       09/25/37             663,976
                 Wells Fargo Mortgage Backed Securities
      1,414,542     Series 2006-AR7 Trust, Class 2A4 (h).......................     3.33%       05/25/36           1,366,270
                                                                                                             ---------------
                                                                                                                   2,122,999
                                                                                                             ---------------

                 Commercial Mortgage-Backed Securities - 0.8%
                 Carrington Mortgage Loan Trust
        174,913     Series 2006-NC4, Class A5, 1 Mo. LIBOR + 0.06% (c).........     1.30%       10/25/36             174,813
                 HSI Asset Securitization Corp. Trust
         12,893     Series 2007-NC1, Class A1, 1 Mo. LIBOR + 0.10% (c).........     1.34%       04/25/37               9,120
                 Morgan Stanley ABS Capital I, Inc. Trust
        616,467     Series 2006-HE6, Class A2B, 1 Mo. LIBOR + 0.10% (c)........     1.34%       09/25/36             329,479
                 Securitized Asset Backed Receivables LLC Trust
      7,955,492     Series 2006-FR4, Class A2A, 1 Mo. LIBOR + 0.08% (c)........     1.32%       08/25/36           3,584,990
                 Soundview Home Loan Trust
        707,057     Series 2006-EQ2, Class A2, 1 Mo. LIBOR + 0.11% (c).........     1.35%       01/25/37             518,491
                                                                                                             ---------------
                                                                                                                   4,616,893
                                                                                                             ---------------
                 TOTAL MORTGAGE-BACKED SECURITIES.........................................................         6,739,892
                 (Cost $8,990,610)                                                                           ---------------

ASSET-BACKED SECURITIES - 0.1%
                 Keycorp Student Loan Trust
        669,631     Series 2000-A, Class A2, 3 Mo. LIBOR + 0.32% (c)...........     1.64%       05/25/29             666,239
                 (Cost $626,805)                                                                             ---------------


                        See Notes to Financial Statements                Page 13

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017

   PRINCIPAL
     VALUE
    (LOCAL                                                                         STATED        STATED           VALUE
   CURRENCY)                              DESCRIPTION                              COUPON       MATURITY     (U.S. DOLLARS)
---------------  --------------------------------------------------------------   ---------   ------------   ---------------
FOREIGN SOVEREIGN BONDS AND NOTES - 0.6%

                 Portugal - 0.6%
      3,000,000  Portugal Government International Bond (USD)..................     5.13%       10/15/24     $     3,180,960
                 (Cost $2,970,202)                                                                           ---------------

                 TOTAL INVESTMENTS - 123.9%...............................................................       676,518,141
                 (Cost $642,117,046) (i)                                                                     ---------------


    PRINCIPAL                                                                      STATED        STATED
      VALUE                              DESCRIPTION                               COUPON       MATURITY          VALUE
---------------  --------------------------------------------------------------   ---------   ------------   ---------------
U.S. GOVERNMENT BONDS SOLD SHORT - (17.9%)
$  (101,950,000) United States Treasury Note...................................     1.38%       09/30/23         (97,688,853)
                 (Proceeds $98,822,755)                                                                      ---------------

CORPORATE BONDS SOLD SHORT - (1.8%)

                 Energy - (0.9%)
     (2,400,000) Noble Energy, Inc.............................................     4.15%       12/15/21          (2,534,067)
     (2,100,000) Noble Energy, Inc.............................................     3.90%       11/15/24          (2,168,485)
                                                                                                             ---------------
                                                                                                                  (4,702,552)
                                                                                                             ---------------

                 Media - (0.9%)
     (5,145,000) Netflix, Inc..................................................     4.38%       11/15/26          (5,058,178)
                                                                                                             ---------------
                 TOTAL CORPORATE BONDS SOLD SHORT.........................................................        (9,760,730)
                 (Proceeds $9,150,271)                                                                       ---------------

                 TOTAL INVESTMENTS SOLD SHORT - (19.7%)...................................................      (107,449,583)
                 (Proceeds $107,973,026)
                 OUTSTANDING LOAN - (5.2%)................................................................       (28,245,711)
                 NET OTHER ASSETS AND LIABILITIES - 1.0%..................................................         5,224,249
                                                                                                             ---------------
                 NET ASSETS - 100.0%......................................................................   $   546,047,096
                                                                                                             ===============


FORWARD FOREIGN CURRENCY CONTRACTS (see Note 2D - Forward Foreign Currency Contracts in the Notes to Financial Statements):

                                         FORWARD FOREIGN CURRENCY CONTRACTS
                               ------------------------------------------------------
                                                                         PURCHASE            SALE          UNREALIZED
  SETTLEMENT                        AMOUNT             AMOUNT          VALUE AS OF       VALUE AS OF      APPRECIATION/
     DATE        COUNTERPARTY      PURCHASED            SOLD         OCTOBER 31, 2017  OCTOBER 31, 2017  (DEPRECIATION)
---------------  ------------  -----------------  -----------------  ----------------  ----------------  ---------------
   02/01/18          JPM       USD     4,023,836  EUR     3,388,000  $      4,023,836  $      3,968,293  $        55,543
   02/01/18          JPM       USD    10,438,500  GBP     7,854,000        10,438,500        10,462,418          (23,918)
                                                                                                         ---------------
Net Unrealized Appreciation (Depreciation).............................................................  $        31,625
                                                                                                         ===============

Counterparty Abbreviations:
      JPM   JPMorgan Chase


Page 14                 See Notes to Financial Statements

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017

-----------------------------

(a) This security or a portion of this security is segregated as collateral for investments sold short.

(b) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by MacKay Shields LLC, the Fund's sub-advisor (the "Sub-Advisor"). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. At October 31, 2017, securities noted as such amounted to $298,970,230 of total investments or 54.8% of net assets.

(c)   Floating or variable rate security.

(d)   Perpetual maturity.

(e) Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at October 31, 2017. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(f) Senior Floating-Rate Loan Interests ("Senior Loans") in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate.

(g) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(h) Collateral Strip Rate security. Interest is based on the weighted net interest rate of the investment's underlying collateral. The interest rate resets periodically.

(i) Aggregate cost federal income tax purposes is $533,650,834. As of October 31, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $44,400,729 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $8,951,380. The net unrealized appreciation was $35,449,349. The amounts presented are inclusive of investments sold short and derivative contracts.

Currency Abbreviations:
      EUR   Euro
      GBP   British Pound Sterling
      USD   United States Dollar


                        See Notes to Financial Statements                Page 15

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                      ASSETS TABLE
                                                                                          LEVEL 2            LEVEL 3
                                                     TOTAL             LEVEL 1          SIGNIFICANT        SIGNIFICANT
                                                    VALUE AT            QUOTED           OBSERVABLE        UNOBSERVABLE
                                                   10/31/2017           PRICES             INPUTS             INPUTS
                                                ----------------   ----------------   ----------------   ----------------
Corporate Bonds and Notes*....................  $    484,611,307   $             --   $    484,611,307   $             --
Foreign Corporate Bonds and Notes*............       127,375,623                 --        127,375,623                 --
Capital Preferred Securities*.................        46,102,299                 --         46,102,299                 --
Senior Floating-Rate Loan Interests*..........         7,841,821                 --          7,841,821                 --
Mortgage-Backed Securities
   Collateralized Mortgage Obligations........         2,122,999                 --          2,122,999                 --
   Commercial Mortgage-Backed Securities......         4,616,893                 --          4,616,893                 --
Asset-Backed Securities.......................           666,239                 --            666,239                 --
Foreign Sovereign Bonds and Notes**...........         3,180,960                 --          3,180,960                 --
                                                ----------------   ----------------   ----------------   ----------------
Total Investments.............................  $    676,518,141   $             --   $    676,518,141   $             --
Forward Foreign Currency Contracts***.........            55,543                 --             55,543                 --
                                                ----------------   ----------------   ----------------   ----------------
Total.........................................  $    676,573,684   $             --   $    676,573,684   $             --
                                                ================   ================   ================   ================

                                                    LIABILITIES TABLE
                                                                                          LEVEL 2            LEVEL 3
                                                     TOTAL             LEVEL 1          SIGNIFICANT        SIGNIFICANT
                                                    VALUE AT            QUOTED           OBSERVABLE        UNOBSERVABLE
                                                   10/31/2017           PRICES             INPUTS             INPUTS
                                                ----------------   ----------------   ----------------   ----------------
U.S. Government Bonds Sold Short..............  $    (97,688,853)  $             --   $    (97,688,853)  $             --
Corporate Bonds Sold Short*...................        (9,760,730)                --         (9,760,730)                --
Forward Foreign Currency Contracts***.........           (23,918)                --            (23,918)                --
                                                ----------------   ----------------   ----------------   ----------------
Total.........................................  $   (107,473,501)  $             --   $   (107,473,501)  $             --
                                                ================   ================   ================   ================


*     See the Portfolio of Investments for industry breakout.
**    See the Portfolio of Investments for country breakout.
*** See the Forward Foreign Currency Contracts table for contract and currency detail.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at October 31, 2017.


Page 16                 See Notes to Financial Statements

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017


The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

BEGINNING BALANCE AT OCTOBER 31, 2016
   Corporate Bonds and Notes................   $             2
Net Realized Gain (Loss)....................                --
Net Change in Unrealized Appreciation/
   Depreciation.............................                --
Purchases...................................                --
Sales:
   Corporate Bonds and Notes................                (2)
Transfers In................................                --
Transfers Out...............................                --
ENDING BALANCE AT OCTOBER 31, 2017
   Corporate Bonds and Notes................                --
                                               ---------------
Total Level 3 holdings......................   $            --
                                               ===============

There was no net change in unrealized appreciation (depreciation) from Level 3 investments held as of October 31, 2017.


                        See Notes to Financial Statements                Page 17

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2017

ASSETS:
Investments, at value
     (Cost $642,117,046)...........................................................................     $  676,518,141
Cash...............................................................................................            323,025
Foreign currency (Cost $21,227)....................................................................             21,352
Unrealized appreciation on forward foreign currency contracts......................................             55,543
Receivables:
     Interest......................................................................................          9,472,783
     Investment securities sold....................................................................          3,175,701
     Miscellaneous.................................................................................             16,998
Prepaid expenses...................................................................................             12,277
                                                                                                        --------------
     Total Assets..................................................................................        689,595,820
                                                                                                        --------------
LIABILITIES:
Borrowings.........................................................................................         28,245,711
Investments sold short, at value (proceeds $107,973,026)...........................................        107,449,583
Due to broker......................................................................................            133,785
Unrealized depreciation on forward foreign currency contracts......................................             23,918
Payables:
     Investment securities purchased...............................................................          6,765,889
     Investment advisory fees......................................................................            462,981
     Interest on investments sold short............................................................            302,805
     Audit and tax fees............................................................................             57,200
     Printing fees.................................................................................             38,545
     Administrative fees...........................................................................             38,468
     Custodian fees................................................................................             18,724
     Transfer agent fees...........................................................................              3,967
     Legal fees....................................................................................              3,494
     Trustees' fees and expenses...................................................................              1,366
     Financial reporting fees......................................................................                771
Other liabilities..................................................................................              1,517
                                                                                                        --------------
     Total Liabilities.............................................................................        143,548,724
                                                                                                        --------------
NET ASSETS.........................................................................................     $  546,047,096
                                                                                                        ==============
NET ASSETS CONSIST OF:
Paid-in capital....................................................................................     $  567,524,206
Par value..........................................................................................            299,472
Accumulated net investment income (loss)...........................................................            539,374
Accumulated net realized gain (loss) on investments, forward foreign currency contracts,
   swap contracts, foreign currency transactions, futures and investments sold short...............        (57,279,655)
Net unrealized appreciation (depreciation) on investments, forward foreign currency contracts,
   foreign currency translation and investments sold short.........................................         34,963,699
                                                                                                        --------------
NET ASSETS.........................................................................................     $  546,047,096
                                                                                                        ==============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)...............................     $        18.23
                                                                                                        ==============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)........         29,947,157
                                                                                                        ==============


Page 18                 See Notes to Financial Statements

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2017

INVESTMENT INCOME:
Interest...........................................................................................     $   46,191,740
Other..............................................................................................             33,627
                                                                                                        --------------
     Total investment income.......................................................................         46,225,367
                                                                                                        --------------
EXPENSES:
Investment advisory fees...........................................................................          6,065,739
Margin interest expense............................................................................          2,456,071
Interest expense on investments sold short.........................................................          1,657,995
Administrative fees................................................................................            327,242
Offering costs.....................................................................................            224,000
Legal fees.........................................................................................            201,197
Printing fees......................................................................................            111,530
Custodian fees.....................................................................................             82,355
Audit and tax fees.................................................................................             58,124
Transfer agent fees................................................................................             24,631
Trustees' fees and expenses........................................................................             17,555
Short sale fees....................................................................................             14,228
Financial reporting fees...........................................................................              9,250
Other..............................................................................................             56,833
                                                                                                        --------------
     Total expenses................................................................................         11,306,750
                                                                                                        --------------
NET INVESTMENT INCOME (LOSS).......................................................................         34,918,617
                                                                                                        --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
     Investments...................................................................................          7,700,655
     Forward foreign currency contracts............................................................           (698,285)
     Foreign currency transactions.................................................................             46,573
     Short sales...................................................................................            270,006
     Swap contracts................................................................................            136,492
                                                                                                        --------------
Net realized gain (loss)...........................................................................          7,455,441
                                                                                                        --------------
Net change in unrealized appreciation (depreciation) on:
     Investments...................................................................................         20,113,005
     Forward foreign currency contracts............................................................             53,693
     Foreign currency translation..................................................................             45,778
     Short positions...............................................................................          1,059,810
                                                                                                        --------------
Net change in unrealized appreciation (depreciation)...............................................         21,272,286
                                                                                                        --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)............................................................         28,727,727
                                                                                                        --------------
NET INCREASE (DECREASE)  IN NET ASSETS RESULTING FROM OPERATIONS...................................     $   63,646,344
                                                                                                        ==============


                        See Notes to Financial Statements                Page 19

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          YEAR               YEAR
                                                                                         ENDED              ENDED
                                                                                       10/31/2017         10/31/2016
                                                                                     --------------     --------------
OPERATIONS:
Net investment income (loss).....................................................    $   34,918,617     $   35,407,079
Net realized gain (loss).........................................................         7,455,441        (26,171,825)
Net change in unrealized appreciation (depreciation).............................        21,272,286         41,241,069
                                                                                     --------------     --------------
Net increase (decrease) in net assets resulting from operations..................        63,646,344         50,476,323
                                                                                     --------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income............................................................       (36,417,879)       (37,536,441)
Return of capital................................................................       (11,394,759)                --
                                                                                     --------------     --------------
Total distributions to shareholders..............................................       (47,812,638)       (37,536,441)
                                                                                     --------------     --------------
CAPITAL TRANSACTIONS:
Purchase of Common Shares pursuant to a tender offer*............................       (93,689,849)                --
Repurchase of Common Shares**....................................................          (205,540)        (9,139,757)
                                                                                     --------------     --------------
Net increase (decrease) in net assets resulting from capital transactions........       (93,895,389)        (9,139,757)
                                                                                     --------------     --------------
Total increase (decrease) in net assets..........................................       (78,061,683)         3,800,125

NET ASSETS:
Beginning of period..............................................................       624,108,779        620,308,654
                                                                                     --------------     --------------
End of period....................................................................    $  546,047,096     $  624,108,779
                                                                                     ==============     ==============
Accumulated net investment income (loss) at end of period........................    $      539,374     $    3,518,287
                                                                                     ==============     ==============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period.............................................        35,245,603         35,902,223
Common Shares purchased pursuant to a tender offer*..............................        (5,284,792)                --
Common Shares repurchased**......................................................           (13,654)          (656,620)
                                                                                     --------------     --------------
Common Shares at end of period...................................................        29,947,157         35,245,603
                                                                                     ==============     ==============

-----------------------------

* On June 14, 2017, the Fund commenced a tender offer for up to 15% of its outstanding common shares for cash at a price per share equal to 98% of the net asset value per share determined on the expiration date. The Fund's tender offer expired at 5:00 p.m. New York City time on Thursday, July 13, 2017. Since the Fund's tender offer was oversubscribed, the Fund purchased 5,284,792 (15%) of its outstanding common shares on a pro-rata basis based on the number of shares properly tendered.

** On September 15, 2015, the Fund commenced a share repurchase program. The program originally expired on March 15, 2016, but the Board of Trustees of the Fund has subsequently authorized the continuation of the Fund's share repurchase program until March 15, 2018. For the years ended October 31, 2017 and 2016, the Fund repurchased 13,654 and 656,620, respectively, of its shares at a weighted-average discount of 13.69% and 15.14%, respectively, from net asset value per share. The Fund expects to continue to repurchase its outstanding shares until the earlier of (i) the repurchase of an additional 978,598 common shares (for an aggregate of 1,802,808), or (ii) March 15, 2018.


Page 20                 See Notes to Financial Statements

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED OCTOBER 31, 2017

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations..................    $   63,646,344
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
     Purchases of investments....................................................      (391,651,780)
     Borrowed investments sold short.............................................        49,909,325
     Sales, maturities and paydowns of investments...............................       520,437,742
     Borrowed investments purchased..............................................       (55,504,082)
     Net amortization/accretion of premiums/discounts on investments.............          (294,488)
     Net realized gain/loss on investments.......................................        (7,700,655)
     Net realized gain/loss on investments sold short............................          (270,006)
     Net change in unrealized appreciation/depreciation on
        forward foreign currency contracts.......................................           (53,693)
     Net change in unrealized appreciation/depreciation on
        investments sold short...................................................       (1,059,810)
     Net change in unrealized appreciation/depreciation on investments...........       (20,113,005)
CHANGES IN ASSETS AND LIABILITIES:
     Decrease in due from broker.................................................           825,573
     Decrease in interest receivable.............................................         2,660,076
     Increase in miscellaneous receivable........................................           (16,998)
     Increase in prepaid expenses................................................           (12,277)
     Increase in due to broker...................................................           133,785
     Decrease in interest payable on investments sold short......................            (7,945)
     Decrease in investment advisory fees payable................................           (68,486)
     Decrease in legal fees payable..............................................            (1,469)
     Decrease in printing fees payable...........................................            (4,903)
     Increase in administrative fees payable.....................................             7,980
     Decrease in custodian fees payable..........................................           (11,977)
     Decrease in transfer agent fees payable.....................................              (304)
     Decrease in Trustees' fees and expenses payable.............................               (78)
     Decrease in financial reporting fees payable................................                (2)
     Decrease in other liabilities...............................................            (1,684)
                                                                                     --------------
CASH PROVIDED BY OPERATING ACTIVITIES............................................                       $  160,847,183
                                                                                                        --------------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Purchase of Common Shares pursuant to a tender offer........................       (93,689,849)
     Repurchase of Common Shares.................................................          (205,540)
     Distributions to Common Shareholders from net investment income.............       (36,417,879)
     Distributions to Common Shareholders from return of capital.................       (11,394,759)
     Net proceeds from borrowing.................................................       (18,954,073)
                                                                                     --------------
CASH USED IN FINANCING ACTIVITIES................................................                         (160,662,100)
                                                                                                        --------------
Increase in cash and foreign currency (a)........................................                              185,083
Cash and foreign currency at beginning of period.................................                              159,294
                                                                                                        --------------
Cash and foreign currency at end of period.......................................                       $      344,377
                                                                                                        ==============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees................................                       $    4,122,011
                                                                                                        ==============

-----------------------------

(a) Includes net change in unrealized appreciation (depreciation) on foreign currency of $45,778.


                        See Notes to Financial Statements                Page 21

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                           YEAR ENDED OCTOBER 31,
                                                       --------------------------------------------------------------
                                                          2017         2016         2015         2014         2013
                                                       ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period...........         $  17.71     $  17.28     $  19.47     $  19.63     $  19.05
                                                        --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................             1.04         1.00         1.11         1.31         1.35
Net realized and unrealized gain (loss)........             0.83         0.44        (2.05)       (0.15)        0.64
                                                        --------     --------     --------     --------     --------
Total from investment operations...............             1.87         1.44        (0.94)        1.16         1.99
                                                        --------     --------     --------     --------     --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income..........................            (1.07)       (1.06)       (1.26)       (1.32)       (1.33)
Return of capital..............................            (0.34)          --           --           --        (0.08)
                                                        --------     --------     --------     --------     --------
Total distributions to Common Shareholders.....            (1.41)       (1.06)       (1.26)       (1.32)       (1.41)
                                                        --------     --------     --------     --------     --------
Common share repurchases.......................             0.00 (a)     0.05         0.01           --           --
Tender offer purchases.........................             0.06           --           --           --           --
                                                        --------     --------     --------     --------     --------
Net asset value, end of period.................         $  18.23     $  17.71     $  17.28     $  19.47     $  19.63
                                                        ========     ========     ========     ========     ========
Market value, end of period....................         $  16.91     $  15.52     $  14.96     $  17.19     $  17.62
                                                        ========     ========     ========     ========     ========
TOTAL RETURN BASED ON NET ASSET VALUE (b)......            11.98%       10.24%       (3.89)%       6.86%       11.32%
                                                        ========     ========     ========     ========     ========
TOTAL RETURN BASED ON MARKET VALUE (b).........            18.52%       11.58%       (5.76)%       5.12%        1.36%
                                                        ========     ========     ========     ========     ========

-----------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........         $546,047     $624,109     $620,309     $701,955     $707,807
Ratio of total expenses to average net
   assets......................................             1.86%        1.54%        1.66%        1.75%        1.72%
Ratio of total expenses to average net assets
   excluding interest expense..................             1.19%        1.16%        1.21%        1.26%        1.27%
Ratio of net investment income (loss) to
   average net assets..........................             5.76%        5.92%        6.05%        6.59%        6.93%
Portfolio turnover rate........................               39%          36%          26%          28%          28%

-----------------------------

(a)   Amount represents less than $0.01 per share.

(b) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.


Page 22                 See Notes to Financial Statements

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NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                OCTOBER 31, 2017


                                1. ORGANIZATION

First Trust High Income Long/Short Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on June 18, 2010, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FSD on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to provide current income. The Fund's secondary objective is capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, a majority of its assets in a diversified portfolio of U.S. and foreign (including emerging markets) high-yield corporate fixed-income securities of varying maturities that are rated below-investment grade at the time of purchase. For purposes of this strategy, "corporate fixed-income securities" include corporate bonds, debentures, notes, commercial paper and other similar types of corporate debt instruments, including instruments issued by corporations with direct or indirect government ownership, as well as asset-backed securities, preferred shares, senior floating-rate loan participations, commitments and assignments ("Senior Loans")(1), payment-in-kind securities, zero-coupon bonds, bank certificates of deposit, fixed time deposits, bankers' acceptances and derivative instruments that provide the same or similar economic impact as a physical investment in the above securities. Below-investment grade fixed-income securities are commonly referred to as "high-yield" or "junk" bonds and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. As part of its investment strategy, the Fund intends to maintain both long and short positions in securities under normal market conditions. The Fund will take long positions in securities that MacKay Shields LLC ("MacKay" or the "Sub-Advisor") believes offer the potential for attractive returns and that it considers in the aggregate to have the potential to outperform the Fund's benchmark, the ICE BofAML US High Yield Constrained Index, formerly BofA Merrill Lynch US High Yield Constrained Index (the "Index"). The Fund will take short positions in securities that the Sub-Advisor believes in the aggregate will underperform the Index. The Fund's long positions, either directly or through derivatives, may total up to 130% of the Fund's Managed Assets. The Fund's short positions, either directly or through derivatives, may total up to 30% of the Fund's Managed Assets. "Managed Assets" means the average daily gross asset value of the Fund (which includes the principal amount of any borrowings), minus the sum of the Fund's liabilities. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The net asset value ("NAV") of the Common Shares of the Fund is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service, or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

-----------------------------

(1) The terms "security" and "securities" used throughout the Notes to Financial Statements include Senior Loans.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                OCTOBER 31, 2017


      Corporate bonds, notes, capital preferred securities, U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;
      2)    reported trades;
      3)    broker/dealer quotes;
      4)    issuer spreads;
      5)    benchmark securities;
      6)    bids and offers; and
      7)    reference data including market research publications.

      Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Credit default swaps are fair valued using a third-party pricing service or, if the third-party pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.

      The Senior Loans held in the Fund are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.

      Forward foreign currency contracts are fair valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.

      Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;
      2)    the liquidity conditions in the relevant market and changes thereto;
      3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
      4) issuer-specific conditions (such as significant credit deterioration); and
      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                OCTOBER 31, 2017


the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the fundamental business data relating to the borrower/issuer;
      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;
      3)    the type, size and cost of a security;
      4)    the financial statements of the borrower/issuer;
      5) the credit quality and cash flow of the borrower/issuer, based on the Sub-Advisor's or external analysis;
      6) the information as to any transactions in or offers for the security;
      7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
      8)    the coupon payments;
      9) the quality, value and salability of collateral, if any, securing the security;
     10) the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower's/issuer's management;
     11) the prospects for the borrower's/issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
     12)    the borrower's/issuer's competitive position within the industry;
     13) the borrower's/issuer's ability to access additional liquidity through public and/or private markets; and
     14)    other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2017, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

Securities purchased on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2017, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                OCTOBER 31, 2017


C. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund did not have any unfunded delayed draw loan commitments as of October 31, 2017.

D. FORWARD FOREIGN CURRENCY CONTRACTS

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements between two parties ("Counterparties") to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in "Unrealized appreciation (depreciation) on forward foreign currency contracts" on the Statement of Assets and Liabilities. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund's basis in the contract. This realized gain or loss is included in "Net realized gain (loss) on forward foreign currency contracts" on the Statement of Operations. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund's intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

E. FOREIGN CURRENCY

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) on investments" on the Statement of Operations.

F. SHORT SALES

Short sales are utilized for investment and risk management purposes and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold by the Fund, but are not currently owned in the Fund's portfolio. When the Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund will pay a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is effected by the Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund's portfolio. The Fund is subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

The Fund has established an account with Pershing, LLC ("Pershing") for the purpose of purchasing or borrowing securities on margin. At October 31, 2017, the Fund had $28,245,711 in borrowings, which approximates fair value, associated with investments sold short as shown in "Borrowings" on the Statement of Assets and Liabilities. The borrowings are categorized as Level 2 within the fair value hierarchy. At October 31, 2017, the Fund had $107,449,583 of investments sold short as shown in "Investments sold short, at value" on the Statement of Assets and Liabilities. Interest is charged on these balances at a rate equal to the Overnight Bank Funding Rate plus 75 basis points and is

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                OCTOBER 31, 2017


charged on payable credit margin balances at a rate equal to the Overnight Bank Funding Rate less 40 basis points. At October 31, 2017, the Fund had a debit margin balance with an interest rate of 1.91%. For the year ended October 31, 2017, margin interest expense was $2,456,071, as shown on the Statement of Operations. For the year ended October 31, 2017, the average margin balance and interest rate were $152,617,842 and 1.63%, respectively.

G. CREDIT DEFAULT SWAPS

The Fund may enter into credit default swap contracts ("CDS") for investment purposes or to manage credit risk. A CDS is an agreement between two parties ("Counterparties") to exchange the credit risk of an issuer. Swap agreements may be privately negotiated in the over-the-counter market as a bilateral contract or centrally cleared.

A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the "par value," of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer "par value" or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. In the event of a default by the Counterparty, the Fund will seek withdrawal of this collateral and may incur certain costs exercising its right with respect to the collateral. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Cash deposited is segregated and included in "restricted cash" on the Statement of Assets and Liabilities. The daily change in valuation of centrally cleared swaps is included in "variation margin on swaps payable" in the Statement of Assets and Liabilities. Payments received from (paid to) the Counterparty, including at termination, are recorded as "net realized gain (loss) on swap contracts" on the Statement of Operations.

Credit default swap contracts are marked to market daily based upon quotations from brokers, market makers or a third-party pricing service and the change in value, if any, is recorded as unrealized appreciation (depreciation). For a credit default swap contract sold by the Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the reference debt obligation purchased/received. The fund did not hold any swap contracts as of October 31, 2017.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Level dividend distributions are declared and paid monthly to Common Shareholders after the payment of interest and/or dividends in connection with leverage. The level dividend rate may be modified by the Board of Trustees from time to time. If, for any monthly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund's assets. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with U.S. income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended October 31, 2017, resulting in book and tax accounting differences, have been reclassified at year end to reflect a decrease in accumulated net investment income (loss) by $1,479,651, an increase in accumulated net realized gain (loss) on investments by $1,703,651 and a decrease to paid-in capital of $224,000. Net assets were not affected by this reclassification.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                OCTOBER 31, 2017


The tax character of distributions paid during the fiscal years ended October 31, 2017 and 2016 was as follows:

                                                          2017          2016
Distributions paid from:
Ordinary income.....................................  $ 36,417,879  $ 37,536,441
Capital gain........................................            --            --
Return of capital...................................    11,394,759            --

As of October 31, 2017, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income.......................  $         --
Undistributed capital gains.........................            --
                                                      ------------
Total undistributed earnings........................            --
Accumulated capital and other losses................   (57,233,467)
Net unrealized appreciation (depreciation)..........    35,456,885
                                                      ------------
Total accumulated earnings (losses).................   (21,776,582)
Other...............................................            --
Paid-in capital.....................................   567,823,678
                                                      ------------
Net assets..........................................  $546,047,096
                                                      ============

I. INCOME AND OTHER TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At October 31, 2017, the Fund had no pre-enactment net capital losses for federal income tax purposes. At October 31, 2017, the Fund had post-enactment net capital losses for federal income tax purposes of $57,233,467 to be carried forward indefinitely.

The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

Certain losses realized during the current fiscal year may be deferred and treated as occurring the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2017, the Fund did not incur any net ordinary losses.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2014, 2015, 2016 and 2017 remain open to federal and state audit. As of October 31, 2017, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

J. EXPENSES

The Fund will pay all expenses directly related to its operations.

K. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosures about derivatives in a fund's financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X was August 1, 2017, which resulted in additional disclosure for variable interest rate securities and derivative instruments within the Portfolio of Investments. The new form types and other rule amendments will be effective for the First Trust funds, including the Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new form types and other rule amendments that are effective on and after June 1, 2018 to determine the impact to the Fund.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                OCTOBER 31, 2017


L. NEW ACCOUNTING PRONOUNCEMENT

In December 2016, FASB released Accounting Standards Update ("ASU") 2016-19 that makes technical changes to various sections of the ASC, including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and has not yet determined its impact on the financial statements and disclosures.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

MacKay serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a portfolio management fee at an annual rate of 0.50% of Managed Assets that is paid by First Trust from its investment advisory fee.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund's assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, The Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Fund for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investments, excluding short-term investments and investments sold short, for the year ended October 31, 2017, were $231,293,743 and $358,290,532, respectively. The cost of purchases to cover short sales and the proceeds of short sales were $55,504,082 and $49,909,325, respectively.

                           5. DERIVATIVE TRANSACTIONS

The following table presents the types of derivatives held by the Fund at October 31, 2017, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.

                                                     ASSET DERIVATIVES                        LIABILITY DERIVATIVES
                                          ----------------------------------------   ----------------------------------------
    DERIVATIVE              RISK            STATEMENT OF ASSETS AND                    STATEMENT OF ASSETS AND
   INSTRUMENTS            EXPOSURE           LIABILITIES LOCATION         VALUE         LIABILITIES LOCATION         VALUE
------------------   ------------------   ---------------------------   ----------   ---------------------------   ----------
                                          Unrealized appreciation on                 Unrealized depreciation on
Forward foreign      Currency             forward foreign currency                   forward foreign currency
currency contracts   Risk                 contracts                     $   55,543   contracts                     $   23,918

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                                OCTOBER 31, 2017


The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the year ended October 31, 2017, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.

STATEMENT OF OPERATIONS LOCATION
--------------------------------------------------------------------------------
CURRENCY RISK
Net realized gain (loss) on forward foreign currency contracts       $ (698,285)
Net change in unrealized appreciation (depreciation) on forward
   foreign currency contracts                                            53,693

CREDIT RISK
Net realized gain (loss) on swap contracts                              136,492

During the year ended October 31, 2017, the notional values of forward foreign currency contracts opened and closed were $110,930,810 and $120,485,533, respectively.

The average volume of credit default swap contracts was $2,224,658 for the year ended October 31, 2017.

The Fund does not have the right to offset financial assets and financial liabilities related to forward foreign currency contracts and swap contracts on the Statement of Assets and Liabilities.

                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                                7. TENDER OFFER

As previously announced, the Fund conducted a tender offer for up to 15% of its outstanding common shares for cash at a price per share equal to 98% of the net asset value per share determined on the expiration date. The Fund's tender offer expired at 5:00 p.m. New York City time on Thursday, July 13, 2017.

Since the Fund's tender offer was oversubscribed, the Fund purchased 15% of its outstanding common shares on a pro-rata basis based on the number of shares properly tendered (Pro-Ration Factor). The final results of the tender offer are provided in the table below.

                                                                                                 Number of
                               Number of                Pro-             Purchase Price         Outstanding
         Number of          Tendered Shares            Ration            (98% of NAV on         Shares after
      Shares Tendered       to be Purchased            Factor           Expiration Date)        Tender Offer
      ----------------      ----------------      ----------------      ----------------      ----------------
         12,762,491            5,284,792               41.42%               $17.7282             29,947,157


                             8. DISTRIBUTION POLICY

As previously announced, the Fund's Board of Trustees approved the commencement, effective with the monthly distribution declared in February 2017 and continuing for all distributions declared during the following eleven months, of a distribution policy that provides for the declaration of monthly distributions to common shareholders of the Fund at an annual minimum fixed rate of 8.5% based on the Fund's average monthly NAV per share over the prior 12 months. Under the distribution policy, monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST HIGH INCOME LONG/SHORT FUND:

We have audited the accompanying statement of assets and liabilities of First Trust High Income Long/Short Fund (the "Fund"), including the portfolio of investments, as of October 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the Fund's custodian, brokers, and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust High Income Long/Short Fund as of October 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 20, 2017

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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                          OCTOBER 31, 2017 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                          OCTOBER 31, 2017 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                                TAX INFORMATION

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2017, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

Distributions paid to foreign shareholders during the Fund's fiscal year ended October 31, 2017 that were properly designated by the Fund as "interest-related dividends" or "short-term capital gain dividends," may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of May 1, 2017, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Fund held its Annual Meeting of Shareholders ("Annual Meeting") on April 24, 2017. At the Annual Meeting, Robert F. Keith was elected by the Common Shareholders of the First Trust High Income Long/Short Fund as a Class I Trustee for a three-year term expiring at the Fund's annual meeting of shareholders in 2020. The number of votes cast in favor of Mr. Keith was 31,245,467, the number of votes against was 198,895 and the number of broker non-votes was 3,787,587. James A. Bowen, Richard E. Erickson, Thomas R. Kadlec and Niel B. Nielson are the other current and continuing Trustees.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

BELOW-INVESTMENT GRADE SECURITIES RISK: The Fund invests in below-investment grade securities. The market values for high-yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, an investment in the Fund is subject to the following specific risks: (a) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (b) greater risk of loss due to default or declining credit quality; (c) adverse issuer specific events are more likely to render the issuer unable to make interest and/or principal payments; and (d) a negative perception of the high-yield market may depress the price and liquidity of high-yield securities.

DISTRESSED SECURITIES RISK: The Fund may invest in securities issued by companies in a bankruptcy reorganization proceeding, subject to some other form of a public or private debt restructuring or otherwise in default or in significant risk of default in the payment of interest or repayment of principal or trading at prices substantially below other below-investment grade debt

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                          OCTOBER 31, 2017 (UNAUDITED)


securities of companies in similar industries. Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Sub-Advisor seeks capital appreciation through investment in distressed securities, the ability to achieve current income may be diminished.

ECONOMIC CONDITIONS RISK: Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high-yield issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer and these securities may become illiquid. As a result, the Sub-Advisor could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.

FIXED-INCOME SECURITIES RISK: Debt securities, including high-yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services or, in the case of asset-backed issuers, a decline in the value and/or cash flows of the underlying assets; (ii) reinvestment risk, which is the risk that income from the Fund's portfolio will decline if the proceeds from matured, traded or called bonds are reinvested at market interest rates that are below the portfolio's current earnings rate; (iii) prepayment risk, which is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the reinvestment in lower yielding securities; and (iv) credit risk, which is the risk that a security in the Fund's portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

INTEREST RATE RISK: The Fund's portfolio is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

SHORT SELLING RISK: Short selling allows the Fund to profit from a decline in market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. The use of short sales in combination with long positions in the Fund's portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund's long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long securities positions and make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

CURRENCY RISK: The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. While certain of the Fund's non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.

PREFERRED SECURITIES RISK: Preferred Securities combine some of the characteristics of both common stocks and bonds. Preferred Securities are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Preferred Securities are also subject to credit risk, interest rate risk and income risk.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                          OCTOBER 31, 2017 (UNAUDITED)

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENT

The Board of Trustees (the "Board") of First Trust High Income Long/Short Fund (the "Fund"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor") and the Investment Sub Advisory Agreement (the "Sub Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Fund, the Advisor and MacKay Shields LLC (the "Sub-Advisor") for a one-year period ending June 30, 2018 at a meeting held on June 12, 2017. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 24, 2017 and June 12, 2017, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund and the sub-advisory fee rate as compared to fees charged to a peer group of funds compiled by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fees charged to other clients of the Advisor and the Sub-Advisor; expenses of the Fund as compared to expense ratios of the funds in the MPI Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall out benefits to the Advisor and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 24, 2017, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 12, 2017 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund.

In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor's day-to-day management of the Fund's investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's, the Sub-Advisor's and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objectives and policies. The Board also considered a report from the advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 24, 2017 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, in addition to the written materials provided by the Sub-Advisor, at the June 12, 2017 meeting, the Board also received a presentation from a portfolio manager of the Sub-Advisor discussing the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor's day-to-day management of the Fund's investments. In considering the Sub-Advisor's management of the Fund, the Board noted the background and experience of the Sub-Advisor's portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objectives and policies.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                          OCTOBER 31, 2017 (UNAUDITED)


The Board considered the advisory and sub-advisory fee rates payable under the Agreements for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the MPI Peer Group, as well as advisory fee rates charged by the Advisor and the Sub-Advisor to other fund and non-fund clients, as applicable. With respect to the MPI Peer Group, the Board discussed with representatives of the Advisor how the MPI Peer Group was assembled and limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult;
(ii) peer funds may use different amounts and types of leverage with different costs associated with them or may use no leverage, noting that the Fund uses non-traditional leverage by shorting bonds and reinvesting the proceeds; (iii) only two of the peer funds employ an advisor/sub-advisor management structure with an unaffiliated sub-advisor; and (iv) some of the peer funds are part of a larger fund complex that may allow for additional economies of scale. The Board took these limitations into account in considering the peer data, and noted that the advisory fee rate payable by the Fund, based on average net assets, was above the median of the MPI Peer Group. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the advisory fee rate overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to the Fund.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board received and reviewed information comparing the Fund's performance for periods ended December 31, 2016 to the performance of the MPI Peer Group and to that of a benchmark index. In reviewing the Fund's performance as compared to the performance of the MPI Peer Group, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. Based on the information provided on net asset value performance, the Board noted that the Fund underperformed the MPI Peer Group average for the one-year period and outperformed the MPI Peer Group average for the three- and five-year periods ended December 31, 2016. The Board also noted that the Fund underperformed the benchmark index in the one- and three-year periods but outperformed the benchmark index in the five-year period ended December 31, 2016. In addition, the Board considered information provided by the Advisor on the impact of leverage on the Fund's returns, noting that the Sub-Advisor increased leverage during 2016. The Board also received information on the Fund's annual distribution rate as of December 31, 2016 and the Fund's average trading discount during 2016 and comparable information for the peer group.

On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory and sub-advisory fees continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it expects its expenses to increase over the next twelve months as the Advisor continues to make investments in personnel and infrastructure. The Board determined that due to the Fund's closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2016 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor's compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

The Board noted the Sub-Advisor's expenses in providing investment services to the Fund and considered the Sub-Advisor's statement that it will not experience significant economies of scale based on the current level of assets of the Fund and the level of other assets under the management of the portfolio management team. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board noted that the Advisor pays the Sub-Advisor from its advisory fee and its understanding that the Fund's sub advisory fee rate was the product of an arm's length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered fall-out benefits that may be realized by the Sub-Advisor from its relationship with the Fund, noting that the Sub-Advisor did not identify any material fall-out benefits. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                          OCTOBER 31, 2017 (UNAUDITED)

                                                                                                  NUMBER OF            OTHER
                                                                                                PORTFOLIOS IN     TRUSTEESHIPS OR
                                                                                               THE FIRST TRUST     DIRECTORSHIPS
       NAME, ADDRESS,            TERM OF OFFICE                                                 FUND COMPLEX      HELD BY TRUSTEE
      DATE OF BIRTH AND           AND LENGTH OF              PRINCIPAL OCCUPATIONS               OVERSEEN BY        DURING PAST
   POSITION WITH THE FUND          SERVICE (2)                DURING PAST 5 YEARS                  TRUSTEE            5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Three-Year Term   Physician, Officer, Wheaton Orthopedics;         151        None
c/o First Trust Advisors L.P.                       Limited Partner, Gundersen Real Estate
120 E. Liberty Drive,           o Since Fund        Limited Partnership (June 1992 to
  Suite 400                       Inception         December 2016); Member, Sportsmed LLC
Wheaton, IL 60187                                   (April 2007 to November 2015)
D.O.B.: 04/51


Thomas R. Kadlec, Trustee       o Three-Year Term   President, ADM Investor Services, Inc.           151        Director of ADM
c/o First Trust Advisors L.P.                       (Futures Commission Merchant)                               Investor Services,
120 E. Liberty Drive,           o Since Fund                                                                    Inc., ADM
  Suite 400                       Inception                                                                     Investor Services
Wheaton, IL 60187                                                                                               International,
D.O.B.: 11/57                                                                                                   Futures Industry
                                                                                                                Association, and
                                                                                                                National Futures
                                                                                                                Association


Robert F. Keith, Trustee        o Three-Year Term   President, Hibs Enterprises (Financial           151        Director of Trust
c/o First Trust Advisors L.P.                       and Management Consulting)                                  Company of
120 E. Liberty Drive,           o Since Fund                                                                    Illinois
  Suite 400                       Inception
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee        o Three-Year Term   Managing Director and Chief Operating            151        Director of
c/o First Trust Advisors L.P.                       Officer (January 2015 to Present),                          Covenant
120 E. Liberty Drive,           o Since Fund        Pelita Harapan Educational Foundation                       Transport Inc.
  Suite 400                       Inception         (Educational Products and Services);                        (May 2003 to
Wheaton, IL 60187                                   President and Chief Executive Officer                       May 2014)
D.O.B.: 03/54                                       (June 2012 to September 2014), Servant
                                                    Interactive LLC (Educational Products
                                                    and Services); President and Chief
                                                    Executive Officer (June 2012 to
                                                    September 2014), Dew Learning LLC
                                                    (Educational Products and Services);
                                                    President (June 2002 to June 2012),
                                                    Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee      o Three Year Term   Chief Executive Officer, First Trust             151        None
and Chairman of the Board                           Advisors L.P. and First Trust Portfolios
120 E. Liberty Drive,           o Since Fund        L.P.; Chairman of the Board of Directors,
  Suite 400                       Inception         BondWave LLC (Software Development
Wheaton, IL 60187                                   Company) and Stonebridge Advisors LLC
D.O.B.: 09/55                                       (Investment Advisor)


-----------------------------

(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Fund.

(2) Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's 2020 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund's 2018 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund's 2019 annual meeting of shareholders.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                          OCTOBER 31, 2017 (UNAUDITED)

    NAME, ADDRESS          POSITION AND OFFICES        TERM OF OFFICE AND                     PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH             WITH FUND              LENGTH OF SERVICE                       DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(3)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas          President and Chief          o Indefinite Term        Managing Director and Chief Financial Officer
120 E. Liberty Drive,   Executive Officer                                     (January 2016 to Present), Controller (January
  Suite 400                                          o Since January 2016     2011 to January 2016), Senior Vice President
Wheaton, IL 60187                                                             (April 2007 to January 2016), First Trust
D.O.B.: 01/66                                                                 Advisors L.P. and First Trust Portfolios L.P.;
                                                                              Chief Financial Officer (January 2016 to Present),
                                                                              BondWave LLC (Software Development
                                                                              Company) and Stonebridge Advisors LLC
                                                                              (Investment Advisor)

Donald P. Swade         Treasurer, Chief Financial   o Indefinite Term        Senior Vice President (July 2016 to Present), Vice
120 E. Liberty Drive,   Officer and Chief                                     President (April 2012 to July 2016), First Trust
  Suite 400             Accounting Officer           o Since January 2016     Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 08/72


W. Scott Jardine        Secretary and Chief          o Indefinite Term        General Counsel, First Trust Advisors L.P. and
120 E. Liberty Drive,   Legal Officer                                         First Trust Portfolios L.P.; Secretary and General
  Suite 400                                          o Since Fund             Counsel, BondWave LLC; Secretary,
Wheaton, IL 60187                                      Inception              Stonebridge Advisors LLC
D.O.B.: 05/60


Daniel J. Lindquist     Vice President               o Indefinite Term        Managing Director, First Trust Advisors L.P.
120 E. Liberty Drive,                                                         and First Trust Portfolios L.P.
  Suite 400                                          o Since Fund
Wheaton, IL 60187                                      Inception
D.O.B: 02/70


Kristi A. Maher         Chief Compliance Officer     o Indefinite Term        Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,   and Assistant Secretary                               and First Trust Portfolios L.P.
  Suite 400                                          o Chief Compliance
Wheaton, IL 60187                                      Officer since
D.O.B.: 12/66                                          January 2011

                                                     o Assistant Secretary
                                                       since Fund Inception


-----------------------------

(3) Officers of the Fund have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                          OCTOBER 31, 2017 (UNAUDITED)


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

Sources of Information
We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEB ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).


May 2017

                      This Page Left Blank Intentionally.

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
MacKay Shields LLC
1345 Avenue of the Americas
43rd floor
New York, NY 10105

TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

ADMINISTRATOR,
FUND ACCOUNTANT,
AND CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $52,000 for the fiscal year ended October 31, 2016 and $52,000 for the fiscal year ended October 31, 2017.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $3,000 for the fiscal year ended October 31, 2016 and $0 for the fiscal year ended October 31, 2017. The 2016 audit-related fees reflect fees for auditing data after migration to new fund accounting software.

      Audit-Related Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 for the fiscal year ended October 31, 2016 and $0 for the fiscal year ended October 31, 2017.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $5,200 for the fiscal year ended October 31, 2016 and $5,200 for the fiscal year ended October 31, 2017. The fees for 2016 and 2017 were for tax return preparation.

      Tax Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended October 31, 2016 and $0 for the fiscal year ended October 31, 2017.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2016 and $0 for the fiscal year ended October 31, 2017.

      All Other Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2016 and $0 for the fiscal year ended October 31, 2017.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent auditors. The Chairman of the Committee authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the Registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to the de minimis exception, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the Registrant and the Registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%
                          (c)  0%
                          (d)  0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the Registrant's fiscal year ended October 31, 2016 were $5,200 for the Registrant and $13,000 for the Registrant's investment adviser and for the Registrant's fiscal year ended October 31, 2017 were $5,200 for the Registrant and $44,000 for the Registrant's investment adviser.

      (h) The Registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   (1) Bombardier Inc.
      (2) Not Applicable
      (3) 097751BJ9
      (4) $2,914,813
      (5) July 6, 2017, September 27, 2017, September 28, 2017
      (6) Not Applicable, 097751BJ9, $881,100; Not Applicable, C10602AW7, $3,300,330
      (7) Sudan Accountability and Divestment Act of 2007 (50 U.S.C. 1701 note)

      (1) Dresdner Bank AG
      (2) Not Applicable
      (3) 26156FAA1
      (4) $596,808
      (5) June 28, 2017
      (6) Not Applicable, 26156FAA1, $596,808
      (7) Sudan Accountability and Divestment Act of 2007 (50 U.S.C. 1701 note)

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS.

INFORMATION PROVIDED AS OF DECEMBER 15, 2017

MacKay Shields LLC ("MacKay Shields" or the "Sub-Advisor") is a registered investment adviser founded in 1938, and serves as the sub-advisor to the Registrant. As of October 31, 2017, MacKay Shields had approximately $97.8 billion in assets under management.

DAN ROBERTS, PHD, EXECUTIVE MANAGING DIRECTOR, CHIEF INVESTMENT OFFICER AND HEAD AND CHIEF INVESTMENT OFFICER OF GLOBAL FIXED INCOME DIVISION

Mr. Roberts has 41 years of investment experience. During Mr. Roberts' career, he has served as a Chief Investment Officer/Managing Director and head of several fixed-income groups. His regulatory and government experience includes two years at the U.S. Securities and Exchange Commission, serving at The White House with the President's Council of Economic Advisors and as Executive Director (Chief of Staff) of the U.S. Congress Joint Economic Committee. Mr. Roberts holds a BBA and a PhD from University of Iowa. In October 2004, Mr. Roberts joined MacKay Shields when the firm acquired the fixed income assets of Pareto Partners.

LOUIS N. COHEN, CFA, SENIOR MANAGING DIRECTOR, GLOBAL FIXED INCOME DIVISION

Mr. Cohen has 40 years of investment experience. During his career, Mr. Cohen has served as a Core/Core Plus Portfolio Manager and was Co-Chairman of a Credit Committee. He has extensive credit experience, beginning in a Commercial Banking Department. He began to specialize in fixed-income in 1981, and became a fixed-income credit manager at several major firms. With experience in the fixed-income markets since 1978, Mr. Cohen is a past President of the Capital Markets Credit Analyst Society and a member of the New York Society of Security Analysts. Mr. Cohen received his BA and MBA from New York University. He also holds the Chartered Financial Analyst designation. Mr. Cohen joined MacKay Shields in October 2004 when the firm acquired the fixed income assets of Pareto Partners.

MICHAEL KIMBLE, CFA, SENIOR MANAGING DIRECTOR, GLOBAL FIXED INCOME DIVISION

Mr. Kimble has 34 years of investment experience. During Mr. Kimble's career, he has served as a fixed-income credit analyst, a high-yield bond analyst and a portfolio manager. He has also been Co-Chairman of a Credit Committee. With fixed-income experience since 1984, Mr. Kimble is a member of the Capital Markets Credit Analyst Society, the New York Society of Security Analysts and the New York and Louisiana State Bar Associations. Mr. Kimble received a BA from Columbia University, an MBA from New York University and a JD from Fordham School of Law. He also holds the Chartered Financial Analyst designation. Mr. Kimble joined MacKay Shields in October 2004 when the firm acquired the fixed income assets of Pareto Partners. MacKay Shields utilizes a team approach in all aspects of investment management and decision-making. No one portfolio manager is singularly responsible for any particular account. Investment decisions are carried across all portfolios with similar guidelines. While portfolio managers conduct their own industry-specific research, all information is continually shared with the other members of the investment team. Additionally, portfolio managers will cross-train to gain familiarity with other industries.

The portfolio managers within the Global Fixed Income Team generally come to a consensus on the appropriateness of a security for inclusion or removal from the portfolio. On the rare occasions this is not possible, Dan Roberts, as Head of the Team, is ultimately responsible and has final decision-making power.

(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

INFORMATION PROVIDED AS OF OCTOBER 31, 2017.

                                                                                      # of Accounts
                                                                                       Managed for    Total Assets for
                                                     Total # of                       which Advisory   which Advisory
   Name of Portfolio                                  Accounts                         Fee is Based    Fee is Based on
Manager or Team Member*       Type of Accounts*        Managed       Total Assets     on Performance     Performance
------------------------- -------------------------- ------------ ------------------- --------------- ------------------
1.  Dan Roberts           Registered Investment           12         $  5.86 Bil            0           $0
                          Companies:
                          Other Pooled Investment         29         $11.669 Bil            4           $1.323 Bil
                          Vehicles:

                          Other Accounts:                141         $26.934 Bil            2           $1.341 Bil

                          Registered Investment           10         $ 5.567 Bil            0           $    0
2.  Louis Cohen           Companies:
                          Other Pooled Investment         29         $11.669 Bil            4           $1.323 Bil
                          Vehicles:

                          Other Accounts:                141         $26.934 Bil            2           $1.341 Bil

                          Registered Investment            7         $ 4.119 Bil            0           $    0
3. Michael Kimble         Companies:
                          Other Pooled Investment         29         $11.669 Bil            4           $1.323 Bil
                          Vehicles:

                          Other Accounts:                141         $26.934 Bil            2           $1.341 Bil

* The Global Fixed Income Team utilizes a team approach in all aspects of investment management and decision-making. No one portfolio manager is singularly responsible for any particular account. Information provided are assets and number of accounts managed by the team.

POTENTIAL CONFLICTS OF INTERESTS

Most of our clients pay us an investment advisory or management fee that is based on the amount of assets in the clients' accounts. These are commonly referred to as "asset-based fees". Some of our clients pay us fees calculated as a percentage of returns, or as a percentage of the increase in net asset value. These fees may be tied to a client-directed benchmark and may be subject to a loss carry forward. They are commonly referred to as "performance-based fees".

The Global Fixed Income team that manages the Fund provides portfolio management services for other MacKay Shields accounts, including: mutual funds; institutional managed accounts; private commingled funds; and hedge funds. Managing accounts that have a performance-based fee at the same time that we manage accounts that only have an asset-based fee is commonly referred to as "side-by-side management." Except for distinctions based on investment objectives, investment guidelines and cash flow, all accounts are treated the same, regardless of fee structure. This creates a conflict of interest by giving us an incentive to favor those accounts for which we receive a performance-based fee because we will receive a higher fee if their performance exceeds the applicable benchmark. Consistent with its policy not to favor any one client over another, MacKay Shields has the following procedures, among others: (1) trade allocation procedures that provide for the pro rata allocation of investment opportunities among clients in a particular strategy, with certain exceptions; (2) a general prohibition against same day opposite direction transactions; and (3) short sale trade procedures requiring pre-approval of short sales and restricting certain short sales.

The Trade Allocation Policy provides that: (1) no client will be favored over any other client; (2) trades should be pre-allocated, subject to certain exceptions, and allocations should be in writing; and (3) MacKay Shields' Compliance Department conducts periodic reviews of client account performance as a function of allocation to assure that no account or group of accounts is being preferred systematically in the allocation process. The policy contains a procedure for limited offerings, which provides that in a limited offering, the allocations may be pro-rata based on size of the order or account size and within a strategy pro-rata based on account size. Under this policy, when determining which accounts will participate in a trade, the portfolio managers will consider various objective criteria which may include but are not limited to: client cash limitations, actual and anticipated account inflows and outflows, duration and/or average maturity, account size, deal size, trade lots, existing exposure to an issuer or industry type, other concentration limits, specific investment objectives, borrowing capacity, and other practical limitations. If the aggregated order is filled in its entirety, it will be allocated among clients in accordance with the target allocation. If the order is partially filled, it will be allocated pro rata based on the allocation methodology recorded in the trade order management system.

Our Valuation Procedures provide, among other requirements, that any fair valuation of a security recommended by a portfolio manager be approved by two portfolio managers from one or more other distinct portfolio management areas. In addition, on a monthly basis, a Fair Valuation Committee meeting convenes to review all securities that are being fair valued.

The Firm's cross trading policy provides that all cross trades must be pre-cleared by the Compliance Department and requires, among other things, that the transaction (i) be a purchase or sale for no consideration other than cash payments against prompt delivery of the security, (ii) be effected at the independent market price of the security determined in accordance with applicable methodology; and (iii) be effected with no brokerage transaction.

Special considerations pertain to situations where one investment strategy may conflict with another. It is the policy of MacKay that no one client be favored over another. For example, one strategy may focus on selling certain securities short, with the expectation of profit in the event that the prices for such securities decrease, while another strategy may involve acquiring securities "long". As stated above, it is the policy of MacKay that no one client be favored over another. To effect that policy in cases where investment strategies compete or conflict with each other, MacKay has adopted the following procedures:

a) Each portfolio manager will determine, separately from any other managers the securities to purchase and sell on any given day with respect to the clients and strategies for which they are responsible.

b) In the event that the same strategy purchases or sells the same security on the same trading day, all accounts participating in the transaction for that security shall be average-priced (same-day trades executed on behalf of different strategies may not be average-priced), provided, however, that short sales for a particular security shall not be average-priced with purchases of the same security.

c) If a portfolio manager enters a buy or sell order for the same security for more than one client or strategy, and the orders are worked concurrently and not completely filled, each applicable client or strategy will be allotted securities pro-rata, in proportion to the amounts specified in the portfolio manager's orders as described above.

(A)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

INFORMATION PROVIDED AS OF OCTOBER 31, 2017.

Fixed compensation is primarily paid through a portfolio manager's annual salary, which is paid in monthly installments in arrears. Salaries are set by reference to a range of factors, taking account of seniority and responsibilities and the market rate of pay for the relevant position. Annual salaries are set at competitive levels to attract and maintain the best professional talent. Variable or incentive compensation, both cash bonus and deferred awards, are a significant component of total compensation for portfolio managers at MacKay Shields. Incentive compensation received by portfolio managers is based on both quantitative and qualitative factors. This approach instills a strong sense of commitment towards the overall success of the firm. Deferred awards are provided to attract, retain, motivate and reward key personnel. As such, MacKay Shields maintains a phantom equity plan and awards vest and pay out after several years. Thus, portfolio managers share in the results and success of the firm.

MacKay Shields has performance-based fee arrangements with "eligible clients" (as that term is defined under Rule 205-3 of the Advisers Act). In these cases a portion of these performance-based fees may be included in the incentive program described above.

MacKay Shields does not align the portfolio managers' compensation to the investment performance of specific Funds or of other accounts they manage. The compensation received by portfolio managers is based on both quantitative and qualitative factors. The quantitative factors may include: (i) investment performance; (ii) assets under their management; (iii) revenue and profitability; and (iv) industry benchmarks. The qualitative factors include, among others, leadership, adherence to the firm's policies and procedures, and contribution to the firm's goals and objectives. To the extent that an increase in the size of a Fund or another account managed by a portfolio manager results in an increase in profitability, the portfolio manager's compensation may also increase. There is no difference between the method used in determining portfolio managers' compensation with respect to a Fund and other accounts they manage. We do not believe the compensation structure provides an incentive for an employee who provides services to a Fund to take undue risks in managing the assets of the Fund.

Variable or incentive compensation, both cash bonus and deferred awards, are a significant component of total compensation for portfolio managers at MacKay Shields. Deferred awards are provided to attract, retain, motivate and reward key personnel. As such, MacKay Shields maintains a phantom equity plan. For those portfolio managers whose total compensation exceeds a pre-determined threshold, a portion of their total compensation is paid in plan awards which vest and pay out after several years. Thus, portfolio managers share in the business results and success of the firm. The portfolio managers involved in managing the Fund's investments participate in the phantom equity plan.

Receipt of an award from the phantom equity plan is conditioned upon execution of an Executive Employment Agreements with MacKay, which include provisions relating to fixed and variable compensation. The Executive Employment Agreements are renewable for one year terms and can be terminated on 60 days' prior written notice. There is also a provision for termination by MacKay for cause, as defined in the Agreements. The Agreements contain restrictions regarding non-solicitation of clients and non-hiring of employees following termination of the portfolio managers' employment. None of the portfolio managers is subject to a non-compete agreement that could potentially affect the portfolio manager's ability to manage the Fund.

(A)(4) DISCLOSURE OF SECURITIES OWNERSHIP

INFORMATION PROVIDED AS OF OCTOBER 31, 2017.

                              Dollar Range of Fund Shares
      Name                         Beneficially Owned

      Dan Roberts                          $0
      Louis Cohen                  $100,001-$500,000
      Michael Kimble                       $0

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

REGISTRANT PURCHASES OF EQUITY SECURITIES

                 (A) TOTAL                          (C) TOTAL NUMBER OF        (D) MAXIMUM NUMBER (OR
                 NUMBER OF       (B) AVERAGE        SHARES (OR UNITS)          APPROXIMATE DOLLAR VALUE) OF
                 SHARES (OR      PRICE PAID         PURCHASED AS PART OF       SHARES (OR UNITS) THAT MAY YET
                 UNITS)          PER SHARE          PUBLICLY ANNOUNCED         BE PURCHASED UNDER THE PLANS
PERIOD           PURCHASED       (OR UNIT)          PLANS OR PROGRAMS          OR PROGRAMS
-------------------------------------------------------------------------------------------------------------
Month #1            13,654       $15.05               824,210                  978,598
(11/01/2016-
11/30/2016)

Month #2                 0            -               824,210                  978,598
(12/01/2016-
12/31/2016)

Month #3                 0            -               824,210                  978,598
(1/01/2017-
1/31/2017)

Month #4                 0            -               824,210                  978,598
(2/01/2017-
2/28/2017)

Month #5                 0            -               824,210                  978,598
(3/01/2017-
3/31/2017)

Month #6                 0            -               824,210                  978,598
(4/01/2017-
4/30/2017)

Month #7                 0            -               824,210                  978,598
(5/01/2017-
5/31/2017)

Month #8                 0            -               824,210                  978,598
(6/01/2017-
6/30/2017)

Month #9         5,284,792       $17.73             6,109,002                  978,598
(7/01/2017-
7/31/2017)

Month #10                0            -             6,109,002                  978,598
(8/01/2017-
8/31/2017)

Month #11                0            -             6,109,002                  978,598
(9/01/2017-
9/30/2017)

Month #12                0            -             6,109,002                  978,598
(10/01/2017-
10/31/2017)

Total            5,298,446       $17.72             6,109,002                  978,598

On September 15, 2015, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares trade from their net asset value. The program originally expired on March 15, 2016, but the Board of Trustees of the Fund (the "Board") has subsequently authorized the continuation of the Fund's share repurchase program until March 15, 2018 authorized the continuation of the Fund's share repurchase program. For the year ended October 31, 2017, and the year ended October 31, 2016, the Fund repurchased 13,654 and 656,620, respectively, of its shares at a weighted-average discount of 13.69% and 15.14%, respectively, from net asset value per share. The Fund expects to continue to repurchase its outstanding shares as it believes such activity will further the accomplishment of the foregoing objectives, until the earlier of (i) the repurchase of an additional 978,598 common shares (for an aggregate of 1,802,808), or (ii) March 15, 2018.

On June 14, 2017, the Fund commenced a tender offer for up to 15% of its outstanding common shares for cash at a price per share equal to 98% of the net asset value per share determined on the expiration date. The Fund's tender offer expired at 5:00 p.m. New York City time on Thursday, July 13, 2017. Since the Fund's tender offer was oversubscribed, the Fund purchased 5,284,792 (15%) of its outstanding common shares on a pro-rata basis based on the number of shares properly tendered.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)        First Trust High Income Long/Short Fund
                  -------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: December 21, 2017
     -------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: December 21, 2017
     -------------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: December 21, 2017
     -------------------

* Print the name and title of each signing officer under his or her signature.